                                                                    EXHIBIT 99.1



Debtor: IMAGYN MEDICAL TECHNOLOGIES, INC.                      ACCRUAL BASIS - 1
Case Number:   99-01141PJW THRU 99-01146PJW

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JUNE 30, 1999

--------------------------------------------------------------------------------

Required Attachments:                       Document    Previously   Explanation
                                            Attached     Submitted    Attached
1.  Tax Receipts                               (X)          ( )          ( )

2.  Bank Statements                            (X)          ( )          ( )

3.  Most recently filed
    Income Tax Return                          ( )          (X)          ( )

4.  Most recent Annual Financial               ( )          (X)          ( )
    Statements prepared by Accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/S/ Michael Montevideo                       Sr. Vice President and CFO
-----------------------------------          -----------------------------------
Signature of Responsible Party               Title

Michael Montevideo                           July 29, 1999
-----------------------------------          -----------------------------------
Printed Name of Responsible Party            Date

PREPARER:

/s/ Joseph Artino                            Vice President - Finance
-----------------------------------          -----------------------------------
Signature of Preparer                        Title

Joseph Artino                                July 29, 1999
-----------------------------------          -----------------------------------
Printed Name of Preparer                     Date





ALL CHAPTER 11 DEBTORS MUST FILE THIS REPORT WITH THE COURT AND SERVE A COPY ON THE UNITED STATES TRUSTEE NO LATER THAN THE 15TH DAY OF THE MONTH FOLLOWING THE END OF THE MONTH COVERED BY THE REPORT.

Debtor:      IMAGYN MEDICAL TECHNOLOGIES, INC.                 ACCRUAL BASIS - 2
Case Number: 99-01141PJW THRU 99-01146PJW                         Second Quarter

                        (UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS                                                  MONTH         MONTH             MONTH
                                                                      May 31,           June 30,
                                                                      1999(1)            1999
                                                                     ---------         ---------
1.  Cash                                                             $     794         $     761
2.  Accounts Receivable (Net)                                            5,887             6,136
3.  Inventory, net (lower of cost or market)                             9,994             9,460
4.  Note Receivable                                                      1,857             1,865
5.  Prepaid Expenses                                                     1,960             2,834
6.  Other (Attach List)                                                     --                --
7.  Total Current Assets                                             $  20,492         $  21,056
8.  Property, Plant & Equipment                                         31,025            31,046
9.  Less: Accumulated Depreciation/Depletion                           (14,705)          (14,961)
10. Net Property, Plant & Equipment                                     16,320            16,085
11. Due from Affiliates & Insiders                                       2,385             2,385
12. Intangibles (Attach List)                                           48,988            48,740
13. Other (Attach List)                                                  7,787             8,127
14. Total Assets                                                     $  95,972         $  96,393
POST-PETITION LIABILITIES
15. Accounts Payable                                                 $   1,073         $   1,921
16. Taxes Payable
17. Notes payable
18. Professional Fees
19. Secured Debt                                                            --             1,599
20. Due to Affiliates & Insiders
21. Other (Attach List)                                                  1,077             1,280
22. Total Post-petition Liabilities                                  $   2,150         $   4,800
PRE-PETITION LIABILITIES
23. Secured Debt                                                     $  54,252         $  55,184
24. Priority Debt                                                        1,453             1,355
25. Unsecured Debt                                                     193,348           192,950
26. Other (Attach List)
27. Total Pre-petition Liabilities                                   $ 249,053         $ 249,489
28. Total Liabilities                                                $ 251,203         $ 254,289
EQUITY
29. Owner's Pre-petition Equity                                       (153,713)         (153,713)
30. Post-petition Cumulative Profit or (Loss)                           (1,518)           (4,183)
31. Total Equity (Deficit)                                            (155,231)         (157,896)
32. Total Liabilities & Owners' Equity                               $  95,972         $  96,393

(1)     Revised to reflect pre-audit closing adjustments.

Debtor:      IMAGYN MEDICAL TECHNOLOGIES, INC.                 ACCRUAL BASIS - 3
Case Number: 99-01141PJW THRU 99-01146PJW                         Second Quarter

                        (UNAUDITED, DOLLARS IN THOUSANDS)

REVENUES                                          MONTH         MONTH          MONTH

                                                             May 19 - 31,    June 1-30,
                                                               1999 (1)         1999
                                                             ------------    ----------
1.  Gross Revenue                                              $   871         $ 2,669
2.  Less:  Returns & Discounts
3.  Net Revenue                                                $   871           2,669
COST OF GOODS SOLD
4.  Beginning Inventory
5.  Add: Purchases
6.  Less: Ending Inventory
7.  Cost of Goods Sold                                         $   814         $ 2,278
8.  Gross Profit                                               $    57         $   391
OPERATING EXPENSES
9.  Officer/Insider Compensation                               $
10. Direct Labor/Salaries
11. Payroll Taxes
12. Rent & Lease Expense
13. Insurance
14. Depreciation/Depletion/Amortization                            110             333
15. General & Administrative                                     1,116           2,584
16. Other (Attach List)
17. Total Operating Expenses                                   $ 1,226         $ 2,917
18. Operating Income                                           $(1,169)        $(2,526)
OTHER INCOME & EXPENSES
19. Other Income  (Attach List)
20. Other Expenses  (Interest Expense)                             492             400
21. Interest Income                                                  8              11
22. Other  (Attach List) License Fee                                               300
23. Net Other Income & Expenses                                $  (484)        $   (89)
REORGANIZATION EXPENSES
24. Professional Fees                                          $  (135)        $    50
25. U.S. Trustee Fees
26. Other  (Attach List)
27. Total Reorganization Expenses                              $  (135)        $    50
28. Income Tax                                                      --
29. NET PROFIT (LOSS)                                          $(1,518)        $(2,665)

(1)  Revised to reflect Pre-audit closing adjustments

Debtor:      IMAGYN MEDICAL TECHNOLOGIES, INC.  ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW       Bank: Wells Fargo
                                                      Account No.: 4759-011166
                                                      Page 1 of 17
                                                      Account Type: Zero Balance
                                                      Disbursement - Corporate

CASH RECEIPTS AND                                     MONTH             MONTH               MONTH
DISBURSEMENTS                                                        May 31, 1999        June 30, 1999
1.  Cash - Beginning of Month                                                             (355,760.56)
                                                    RECEIPTS
2.  Cash Sales
3.  Collection of Accounts Receivable
4.  Loans and Advances (Attach List)
5.  Sales of Assets
6.  Other (Attach List)                                                                   1,309,030.80
7.  Total Receipts                                                                        1,309,030.80

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                        DATE                PAYEE               PURPOSE                AMOUNT





                                            SEE ATTACHED                                  (1,098,502.40)

Bank posting           6/30/99                                  Bank error                    (2,000.00)











             Total Bank Account Disbursements                                             (1,100,502.40)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                  (147,232.16)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:      IMAGYN MEDICAL TECHNOLOGIES, INC.     ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW          Bank: Old Kent
                                                   Account No.: 1319982
                                                   Page 2 of 17
                                                   Account Type:
                                                   Disbursement - Surgical

CASH RECEIPTS AND                                       MONTH             MONTH              MONTH
DISBURSEMENTS                                                          May 31, 1999      June 30, 1999
1.    Cash - Beginning of Month                                                             (118,197.21)
                                                  RECEIPTS
2.    Cash Sales
3.    Collection of Accounts Receivable
4.    Loans and Advances (Attach List)
5.    Sales of Assets
6.    Other (Attach List) Transfers and returned pre-petition checks                        1,371,401.81
7.    Total Receipts
8.    Total Cash Available                                                                  1,253,204.60

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                        DATE                PAYEE               PURPOSE               AMOUNT





                                            SEE ATTACHED                                  (1,726,492.55)

                                            Analysis Fees                                       (686.30)











             Total Bank Account Disbursements                                           $ (1,727,178.85)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                  (473,974.25)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:      IMAGYN MEDICAL TECHNOLOGIES, INC.      ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW           Bank:  Wells Fargo
                                                    Account No.: 4759-011299
                                                    Page 3 of 17
                                                    Account Type:  Zero Balance
                                                    Disbursement - Urology

CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                                          May 31, 1999     June 30, 1999
1.    Cash - Beginning of Month                                                             (13,671.70)
                                                  RECEIPTS
2.    Cash Sales                                                                                   0.00
3.    Collection of Accounts Receivable                                                            0.00
4.    Loans and Advances (Attach List)                                                             0.00
5.    Sales of Assets                                                                              0.00
6.    Other (Attach List) Corp. transfer                                                      59,904.94
7.    Total Receipts                                                                          59,904.94
8.    Total Cash Available                                                                    46,233.24

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                        DATE                PAYEE               PURPOSE              AMOUNT





                                            SEE ATTACHED                                $ (66,533.80)













             Total Bank Account Disbursements                                           $ (66,533.80)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                (20,300.56)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:      IMAGYN MEDICAL TECHNOLOGIES, INC.     ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW          Bank:  U. S. Bank
                                                   Account No.: 152100007367
                                                   Page 4 of 17
                                                   Account Type:  Disbursement -
                                                                  Med/Surge

CASH RECEIPTS AND                                       MONTH              MONTH             MONTH
DISBURSEMENTS                                                           May 31, 1999     June 30, 1999
1.    Cash - Beginning of Month                                                                  371.25
                                                  RECEIPTS
2.    Cash Sales                                                                                   0.00
3.    Collection of Accounts Receivable                                                            0.00
4.    Loans and Advances (Attach List)                                                             0.00
5.    Sales of Assets                                                                              0.00
6.    Other (Attach List) Corp. transfer                                                     233,000.00
7.    Total Receipts                                                                         233,000.00
8.    Total Cash Available                                                                   233,371.25

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                        DATE                PAYEE                PURPOSE               AMOUNT



                                                                Check clearing diff.               8.00
                                                                Checks from register       (233,361.66)
                                                                Void check - cycles          (1,750.00)













             Total Bank Account Disbursements                                             $(235,103.66)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                    (1732.41)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.     ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW          Bank:  Wells Fargo
                                                     Account No.: 4660035791
                                                     Page 5 of 17
                                                     Account Type:  General
                                                                    Operations

------------------------------------------------- ------------------ ----------------- --------------------
CASH RECEIPTS AND                                       MONTH             MONTH               MONTH
DISBURSEMENTS                                                          May 31, 1999       June 30, 1999
1.    Cash - Beginning of Month                                                                  50,000.00
                                                  RECEIPTS
2.    Cash Sales
3.    Collection of Accounts Receivable
4.    Loans and Advances (Attach List)                                                        4,850,000.00
5.    Sales of Assets
6.    Other (Attach List)                                                                       576,337.88
7.    Total Receipts                                                                          5,426,337.88
8.    Total Cash Available                                                                    5,476,337.88

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                     DATE           PAYEE                   PURPOSE                      AMOUNT
                       Various       Wells Fargo       Payroll funding                 $    (1,682,932.94)
                       Various       Wells Fargo       ZBA Disbursement funding -           (1,307,030.80)
                                                       Corp. checking
                       Various       Wells Fargo       Transfer to Concentration           (534,737.49.00)
                                     Account
                       Various       Wells Fargo       ZBA Disbursement funding -           (59,904.94.00)
                                                       Urol checking
Wire transfers         Various       Cybro             Inter-company Israeli Corp.             (54,000.00)
                                     funding
Wire transfers         Various       U. S. Bank        Inter-company disbursement             (233,000.00)
                                     funding
Wire transfers         Various       Old Kent Bank     Inter-company disbursement           (1,370,000.00)
                                     funding
Auto withdrawal        061899        Wells Fargo       Bank fees                                (2,447.72)
Auto withdrawal        060799        General American  Monthly keyman ins payment               (4,986.40)
Cashiers checks        Various       Various           Payments on invoices, deposits          (50,235.34)
Wire transfers         Various       Barclays Bank     Interco intl funds                      (14,500.00)
Wire transfers         Various       Fleet Bank        Fund health account                    (110,000.00)
Wire transfers         061599        LaSalle           Interco Disb funds                         (534.25)
Wire transfers         060899        Sparkler Taiwan   Pre-petition Medsurge AP                    (2,028)
                                     payment
                                     SEE ATTACHED



             Total Bank Account Disbursements                                          $    (5,426,337.88)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                       50,000.00

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.      ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW           Bank:  First Union
                                                      Account No.: 2080000366487
                                                      Page 6 of 17
                                                      Account Type:  Lockbox -
                                                                     Urology

CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                                          May 31, 1999     June 30, 1999
1.    Cash - Beginning of Month                                                                (110.40)
                                                  RECEIPTS
2.    Cash Sales                                                                                   0.00
3.    Collection of Accounts Receivable                                  SEE ATTACHED         12,423.80
4.    Loans and Advances (Attach List)                                                        10,332.84
5.    Sales of Assets                                                                              0.00
6.    Other (Attach List)                                                                          0.00
7.    Total Receipts                                                                          22,756.64
8.    Total Cash Available                                                                    22,646.24

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                     DATE           PAYEE                   PURPOSE                     AMOUNT
Wires to BT Comm.                    BT Comm. Corp.    Paydown of revolving credit          (22,395.37)
Auto debit             6/1/99        First Union       Merchant discount fees                  (148.68)
Auto debit             6/10/99       First Union       Comm. Service charge                    (468.68)
Auto debit             6/4/99        First Union       NSF charge                               (28.00)
Auto debit             6/22/99       First Union       NSF charge                               (28.00)
                                     AMEX              Merchant discount fee                     (9.83)













             Total Bank Account Disbursements                                          $    (23,078.56)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                     (432.32)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:      IMAGYN MEDICAL TECHNOLOGIES, INC.      ACCRUAL BASIS - 4
Case Number: 99-01141PJW THRU 99-01146PJW           Bank:  LaSalle National bank
                                                    Account No.: 5800130725
                                                    Page 7 of 17
                                                    Account Type:  Lockbox -
                                                                   Urology

CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                                          May 31, 1999     June 30, 1999
1.    Cash - Beginning of Month                                                                    0.00
                                                  RECEIPTS
2.    Cash Sales                                                                                   0.00
3.    Collection of Accounts Receivable                                                            0.00
4.    Loans and Advances (Attach List) Timm Medical Receipts                                     429.62
5.    Sales of Assets                                                                              0.00
6.    Other (Attach List) Corp. transfer                                                         534.25
7.    Total Receipts                                                                             963.87
8.    Total Cash Available                                                                       963.87

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                     DATE           PAYEE                   PURPOSE                     AMOUNT
Wires to BT Comm.                    BT Comm. Corp.    Paydown of revolving credit            (644.442)
Auto debit             6/14/99       LaSalle           Comm. Service charge                    (534.25)

















             Total Bank Account Disbursements                                          $      (1178.67)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                     (214.80)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.    ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank:  LaSalle National Bank
                                                    Account No.: 5800130733
                                                    Page 8 of 17
                                                    Account Type:  Lockbox -
                                                                   Med/Surge

------------------------------------------------- ------------------ ----------------- -----------------
CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                                          May 31, 1999     June 30, 1999
1.    Cash - Beginning of Month                                                             (13,852.80)
                                                  RECEIPTS
2.    Cash Sales                                                                                   0.00
3.    Collection of Accounts Receivable                                                      171,075.77
4.    Loans and Advances (Attach List)                                                             0.00
5.    Sales of Assets                                                                              0.00
6.    Other (Attach List)                                                                     11,732.48
7.    Total Receipts                                                                         182,808.25
8.    Total Cash Available                                                                   168,955.45

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                     DATE           PAYEE                   PURPOSE                     AMOUNT
Wires to BT Comm.                    BT Comm. Corp.    Paydown of revolving credit         (182,017.97)


















             Total Bank Account Disbursements                                          $   (182,017.97)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                  (13,062.52)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.       ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW            Bank:  Old Kent Bank
                                                       Account No.: 1528641
                                                       Page 9 of 17
                                                       Account Type:  Lockbox -
                                                                      Surgical

CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                                          May 31, 1999     June 30, 1999
1.    Cash - Beginning of Month                                                               15,065.56
                                                  RECEIPTS
2.    Cash Sales
3.    Collection of Accounts Receivable                                                      481,905.21
4.    Loans and Advances (Attach List)
5.    Sales of Assets
6.    Other (Attach List)
7.    Total Receipts
8.    Total Cash Available                                                                   496,970.77

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                     DATE           PAYEE                   PURPOSE                     AMOUNT
                                     BT Commercial     Paydown of revolving line of        (493,468.95)
                                     Corp.             credit

                                                       M/C Visa fees                         (2,301.82)















             Total Bank Account Disbursements                                          $   (495,770.77)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                     1,200.00

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.    ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank:  LaSalle National Bank
                                                    Account No.: 5800130717
                                                    Page 10 of 17
                                                    Account Type:  Lockbox -
                                                                   Surgical

CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                                          May 31, 1999     June 30, 1999
1.    Cash - Beginning of Month                                                               74,601.26
                                                  RECEIPTS
2.    Cash Sales
3.    Collection of Accounts Receivable                                                      995,273.88
4.    Loans and Advances (Attach List)
5.    Sales of Assets
6.    Other (Attach List) Bank error (May) correct in June                                    22,583.54
7.    Total Receipts
8.    Total Cash Available                                                                 1,092,458.68

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                     DATE           PAYEE                   PURPOSE                    AMOUNT
                                     BT Commercial     Paydown of revolving line of       (1,015,823.06)
                                     Corp.             credit

                                                       Analysis Fees                         (2,762.16)
















             Total Bank Account Disbursements                                          $  (1,018,585.22)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                    73,873.46

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.    ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank:  LaSalle National Bank
                                                    Account No.: 5800130741
                                                    Page 11 of 17
                                                    Account Type:  Lockbox -
                                                                   Corporate

CASH RECEIPTS AND                                       MONTH             MONTH              MONTH
DISBURSEMENTS                                                          May 31, 1999      June 30, 1999
1.    Cash - Beginning of Month                                                                   997.00
                                                  RECEIPTS
2.    Cash Sales
3.    Collection of Accounts Receivable             See attached                              586,678.89
4.    Loans and Advances (Attach List)
5.    Sales of Assets
6.    Other (Attach List)                                                                      35,218.44
7.    Total Receipts                                                                          621,897.33
8.    Total Cash Available                                                                    622,894.33

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                     DATE           PAYEE                   PURPOSE                     AMOUNT





                                                       See attached                         (617,264.05)













             Total Bank Account Disbursements                                          $    (617,264.05)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                      5,630.28

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.   ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW        Bank:  U.S. Bank
                                                   Account No.: 192232073325
                                                   Page 12 of 17
                                                   Account Type:  Dep. Lockbox -
                                                                  Med/Surge

CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                                          May 31, 1999     June 30, 1999
1.    Cash - Beginning of Month                                                                3,981.96
                                                  RECEIPTS
2.    Cash Sales                                                                                   0.00
3.    Collection of Accounts Receivable                                                       36,647.50
4.    Loans and Advances (Attach List)                                                             0.00
5.    Sales of Assets                                                                              0.00
6.    Other (Attach List)                                                                         94.35
7.    Total Receipts                                                                          36,714.85
8.    Total Cash Available                                                                    40,723.81

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                     DATE           PAYEE                   PURPOSE                     AMOUNT
Wires to BT Comm.                    BT Comm. Corp.    Paydown of revolving credit          (28,443.95)
Auto debit             6/17/99       U.S. Bank         Comm. Service charge                    (703.38)
Auto debits                                            Collection fees                       (1,579.82)
















             Total Bank Account Disbursements                                          $    (30,727.15)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                     9,996.66

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.   ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW        Bank:  Barclays
                                                   Account No.: 50530689
                                                   Page 13 of 17
                                                   Account Type:  Disbursement -
                                                                  Corporate

CASH RECEIPTS AND                                       MONTH             MONTH             MONTH
DISBURSEMENTS                                                          May 31, 1999     June 30, 1999
1.    Cash - Beginning of Month                                                               10,910.93
                                                  RECEIPTS
2.    Cash Sales
3.    Collection of Accounts Receivable
4.    Loans and Advances (Attach List)
5.    Sales of Assets
6.    Other (Attach List)                                                                     14,942.87
7.    Total Receipts                                                                          14,942.87
8.    Total Cash Available                                                                    25,853.80

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                     DATE           PAYEE                   PURPOSE                     AMOUNT





                                                       See attached                         (24,190.51)













             Total Bank Account Disbursements                                          $    (24,190.51)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                     1,663.29

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.    ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank:  Silicon Valley
                                                    Account No.: 600247170
                                                    Page 14 of 17
                                                    Account Type: Disbursement -
                                                                  Corporate

CASH RECEIPTS AND                                     MONTH              MONTH              MONTH
DISBURSEMENTS                                                        May 31, 1999       June 30, 1999
1.    Cash - Beginning of Month                                                                  755.06
                                                RECEIPTS
2.    Cash Sales
3.    Collection of Accounts Receivable
4.    Loans and Advances (Attach List)
5.    Sales of Assets
6.    Other (Attach List)
7.    Total Receipts                                                                               0.00
8.    Total Cash Available                                                                       755.06

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                   DATE           PAYEE                    PURPOSE                     AMOUNT
                       062899     Silicon Val Bank   Bank fees                                  (20.00)
                       063099     Silicon Val Bank   Bank fees                                  (35.00)

















             Total Bank Account Disbursements                                          $        (55.00)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                       700.06

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.     ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW          Bank:  Fleet Bank
                                                     Account No.: 0002297401
                                                     Page 15 of 17
                                                     Account Type:  Health
                                                                    Disbursement
                                                                    Corporate

CASH RECEIPTS AND                                       MONTH             MONTH              MONTH
DISBURSEMENTS                                                          May 31, 1999      June 30, 1999
1.    Cash - Beginning of Month                                                                43,000.00
                                                  RECEIPTS
2.    Cash Sales
3.    Collection of Accounts Receivable
4.    Loans and Advances (Attach List)
5.    Sales of Assets
6.    Other (Attach List)                                                                     110,000.00
7.    Total Receipts                                                                          110,000.00
8.    Total Cash Available                                                                    153,000.00

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                     DATE           PAYEE                   PURPOSE                     AMOUNT


                                                       See attached                         (110,000.00)
















             Total Bank Account Disbursements                                          $    (110,000.00)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                     43,000.00

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.     ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW          Bank:  Wells Fargo
                                                     Account No.: 4660035734
                                                     Page 16  of 17
                                                     Account Type:  ZBA Payroll-
                                                                    Corporate

CASH RECEIPTS AND                                       MONTH             MONTH               MONTH
DISBURSEMENTS                                                          May 31, 1999       June 30, 1999
1.    Cash - Beginning of Month                                                                (14,352.25)
                                                  RECEIPTS
2.    Cash Sales
3.    Collection of Accounts Receivable
4.    Loans and Advances (Attach List)
5.    Sales of Assets
6.    Other (Attach List)                                                                     1,682,982.94
7.    Total Receipts                                                                          1,682,982.94
8.    Total Cash Available                                                                    1,668,630.69

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                     DATE           PAYEE                   PURPOSE                      AMOUNT
                                     ADP               ADP fees                                 (3,053.66)
                                     ADP               ADP tax adjustment                       (2,615.68)
                                                       Payroll checks                         (334,958.40)
                                                       Payroll direct deposits                (818,357.36)
                                                       Payroll taxes                          (567,244.58)














             Total Bank Account Disbursements                                          $    (1,726,229.68)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                     (57,598.99)

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.    ACCRUAL BASIS - 4
Case Number:   99-01141PJW THRU 99-01146PJW         Bank:  Wells Fargo
                                                    Account No.: 4417833415
                                                    Page 17 of 17
                                                    Account Type:  Concentration
                                                                   Sweep -
                                                                   Corporate

------------------------------------------------- -------------------- ---------------- ------------------
CASH RECEIPTS AND                                        MONTH              MONTH             MONTH
DISBURSEMENTS                                                           May 31, 1999      June 30, 1999
1.    Cash - Beginning of Month                                                                174,684.08
                                                  RECEIPTS
2.    Cash Sales
3.    Collection of Accounts Receivable
4.    Loans and Advances (Attach List)
5.    Sales of Assets
6.    Other (Attach List)                                                                      534,737.49
7.    Total Receipts                                                                           534,737.49
8.    Total Cash Available                                                                     709,421.57

                           CURRENT MONTH DISBURSEMENTS

CHECK
NUMBER                     DATE             PAYEE                    PURPOSE                   AMOUNT
                                     Wells Fargo Gen      Fund General Account               (573,283.82)

                                     See attached
















             Total Bank Account Disbursements                                          $     (573,283.82)
             End of Month Balance (Should equal ACCRUAL BASIS - 6, line 5)                     136,137.75

COMPLETE ONE FORM FOR EACH BANK ACCOUNT. LIST DISBURSEMENTS MADE BY CASH ON A SEPARATE FORM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Debtor:      IMAGYN MEDICAL TECHNOLOGIES, INC.                 ACCRUAL BASIS - 5
Case Number: 99-01141PJW THRU 99-01146PJW

ACCOUNTS RECEIVABLE AGING                  (Based Upon Invoice Date)

                        (UNAUDITED, DOLLARS IN THOUSANDS)

                       0 - 30 days old                             $ 3,079
                       31 - 60 days old                              1,550
                       61 - 90 days old                                382
                       91+ days old                                  8,686
                       Total Accounts Receivable                   $13,697
                       Amount Considered Uncollectible               7,561
                       Accounts Receivable (Net)                   $ 6,136

  AGING OF POST-PETITION ACCOUNTS PAYABLE

                        (UNAUDITED, DOLLARS IN THOUSANDS)

                            0 - 30           31 - 60          61 - 90            91+
                             Days             Days             Days              Days           Total
Accounts Payable        $ 1,272                30               -                 -           $ 1,302

  STATUS OF POST-PETITION TAXES

                              BEGINNING        AMOUNT           AMOUNT           ENDING       DELINQUENT
                                 TAX         WITHHELD OR         PAID             TAX            TAXES
                              LIABILITY*       ACCRUED                         LIABILITY
FEDERAL
 Withholding**                 $129,623      $266,964         $264,767         $131,820         $
FICA-Employee**                  51,063       103,047          105,982           48,128
FICA-Employer**                  51,063       103,047          105,982           48,128
Unemployment                        450           821              831              440
Income
Other (Attach List)
Total Federal Taxes            $232,199      $473,879          477,562         $228,516         $
STATE AND LOCAL
Withholding                    $ 31,918      $ 65,224           65,035         $ 32,107         $
Sales
Excise
Unemployment                      3,331         7,200            6,755            3,776
Real Property
Personal Property
Other (Attach List)                 902           419            1,116              205
Total State and Local            36,151        72,843           72,906           36,088
Total Taxes                    $268,350      $546,722         $550,468         $264,604         $

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                 Page 1 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                        MONTH:      June 1999
                                                       Account #1       Account #2       Account #3
A.  BANK                                              Wells Fargo      Wells Fargo        LaSalle
B.  ACCOUNT NUMBER:                                    4759011166       4660035791       5800130741
C.  PURPOSE (TYPE):                                    Corp Disb       General Ops      Corp Lockbox
1.  Balance per bank statement                                0.00        50,000.00         5,630.28
2.  +Total deposits not credited
3.  - Outstanding checks                              (147,232.16)
4.  +/- Other reconciling items (Attach List)
5.  Month end balance per books                       (147,232.16)        50,000.00         5,630.28
6.  Number of last check written                         44412                   na               na

INVESTMENT ACCOUNTS

                                                  ------------- ---------------- -- ------------ -- --------------
                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
                                                  ------------- ---------------- -- ------------ -- --------------
----------------------------------------------- - ------------- ---------------- -- ------------ -- --------------
7.   Wells Fargo, Cert. Of Deposit, 1660018524000   April 1996         CD            100,000.00       111,517.75
8.   Wells Fargo, Cert. of Deposit, 1660018052000  October 1996        CD            100,000.00       114,474.63

9.
10.
11.                                               TOTAL INVESTMENTS                                 $ 225,992.38

CASH

12.  CURRENCY ON HAND                                                                                   16,341.52

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)                                            (150,012.61)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                 Page 2 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                    MONTH:          June 1999
                                                       Account #4       Account #5         Account #6
A.  BANK                                                Silicon         Fleet Bank        Wells Fargo
                                                        Valley
B.  ACCOUNT NUMBER:                                    600247170        0002297401         4660035734
C.  PURPOSE (TYPE):                                    Corp Disb       Corp Health        Corp Payroll
                                                                           Disb
1.  Balance per bank statement                              700.06        43,000.00                0.00
2.  +Total deposits not credited
3.  - Outstanding checks                                                                    (57,598.99)
4.  +/- Other reconciling items (Attach List)
5.  Month end balance per books                             700.06        43,000.00         (57,598.99)
6.  Number of last check written                             27116               na      37014, 1001378

INVESTMENT ACCOUNTS

                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
7.
8.
9.
10.
11.                                               TOTAL INVESTMENTS                             $

CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                 Page 3 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                       MONTH:     June 1999
                                                      Account #7      Account #8      Account #9
A.  BANK                                              Wells Fargo      Barclays         LaSalle
B.  ACCOUNT NUMBER:                                   4417833415       50530689       5800130717
C.  PURPOSE (TYPE):                                   Conc. Sweep     Corp. Disb        Lockbox
1.  Balance per bank statement                         136,137.75       3,235.04         73,873.46
2.  +Total deposits not credited
3.  - Outstanding checks                                              (1,462.14)
4.  +/- Other reconciling items (Attach List)                           (109.61)
5.  Month end balance per books                        136,137.75       1,663.29         73,873.46
6.  Number of last check written                              n/a         100108               n/a

INVESTMENT ACCOUNTS

                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
7.
8.
9.
10.
11.                                               TOTAL INVESTMENTS                             $

CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                 Page 4 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                        MONTH:      June 1999
                                                      Account #10      Account #11       Account #12
A.  BANK                                                Old Kent         Old Kent         U.S. Bank
                                                          Bank             Bank
B.  ACCOUNT NUMBER:                                     1528641          1319982        152100007367
C.  PURPOSE (TYPE):                                     Lockbox          Checking         Medsurge
                                                                           Disb
1.  Balance per bank statement                             1200.00       182,984.76         66,774.01
2.  +Total deposits not credited                                                                 0.00
3.  - Outstanding checks                                               (656,959.01)       (66,756.42)
4.  +/- Other reconciling items (Attach List)                                              (1,750.00)
5.  Month end balance per books                            1200.00     (473,974.25)        (1,732.41)
6.  Number of last check written                               n/a           162428             27111

INVESTMENT ACCOUNTS

                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
7.
8.
9.
10.
11.                                               TOTAL INVESTMENTS                             $

CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                 Page 5 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                        MONTH:      June 1999
                                                      Account #13      Account #14       Account #15
A.  BANK                                                LaSalle          LaSalle         Wells Fargo
                                                        Urology          Medsurge          Urology
B.  ACCOUNT NUMBER:                                    5800130725       5800130733       4759011299
C.  PURPOSE (TYPE):                                     Lockbox          Lockbox        ZBA Checking
1.  Balance per bank statement                                0.00         5,657.09              0.00
2.  +Total deposits not credited                              0.00             0.00              0.00
3.  - Outstanding checks                                      0.00             0.00       (20,300.56)
4.  +/- Other reconciling items (Attach List)             (214.80)      (18,719.61)              0.00
5.  Month end balance per books                           (214.80)      (13,062.52)       (20,300.56)
6.  Number of last check written                               n/a              n/a             61038

INVESTMENT ACCOUNTS

                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
7.
8.
9.
10.
11.                                               TOTAL INVESTMENTS                             $

CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.            ACCRUAL BASIS - 6
Case Number:   99-01141PJW THRU 99-01146PJW                 Page 6 of 6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS                                         MONTH:      June 1999
                                                       Account #16      Account #17
A.  BANK                                                U.S. Bank       First Union
B.  ACCOUNT NUMBER:                                   192232073325      5800130741
C.  PURPOSE (TYPE):                                     Medsurge          Urology
                                                       Depository       Depository
                                                         Lockbox          Lockbox
1.  Balance per bank statement                             9,761.86          200.10
2.  +Total deposits not credited                               0.00        (110.40)
3.  - Outstanding checks                                       0.00            0.00
4.  +/- Other reconciling items (Attach List)                234.80        (522.02)
5.  Month end balance per books                            9,996.66        (432.32)
6.  Number of last check written                                n/a             n/a

INVESTMENT ACCOUNTS

                                                    DATE OF         TYPE OF          PURCHASE          CURRENT
BANK, ACCOUNT NAME & NUMBER                         PURCHASE      INSTRUMENT           PRICE            VALUE
7.
8.
9.
10.
11.                                               TOTAL INVESTMENTS                             $

CASH

12.  CURRENCY ON HAND

13.  TOTAL CASH - END OF MONTH (TOTAL OF LINES 5, 11 & 12)

PLEASE ATTACH COPIES OF BANK STATEMENTS.

Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.                ACCRUAL BASIS - 7
Case Number:  99-01141PJW THRU 99-01146PJW

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total distributions shown for the month, list the amount paid to insiders (as defined in Section 101(31)-(A)- (F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                              INSIDERS
                   NAME                       POSITION        TYPE OF            AMOUNT        CUMULATIVE
                                                              PAYMENT             PAID           UNPAID
                                                                                                BALANCE
1.  SEE ATTACHED                                                                  $ 217,857       -0-
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS                                              $        217,857


                                  PROFESSIONALS

            NAME                    TYPE OF       DATE OF COURT     AMOUNT           AMOUNT     TOTAL PAID
                                 PROFESSIONAL         ORDER        APPROVED           PAID       TO DATE
                                   AUTHORIZING
                                     PAYMENT
1.                             debtor attorney
2.                             debtor accountant
3.
4.
5.
6. TOTAL PAYMENTS TO
   PROFESSIONALS                                                                    $      0

                                      ADEQUATE PROTECTION PAYMENTS

      NAME OF CREDITOR            SCHEDULED MONTHLY               AMOUNTS        TOTAL UNPAID POST-PETITION
                                    PAYMENTS DUE             PAID DURING MONTH
1.
2.
3.
4.
5.
6.
7.
8.  TOTAL                                                          $  0

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 8
Case Number:   99-01141PJW THRU 99-01146PJW

QUESTIONNAIRE                                                                             YES           NO

1.   Have any assets been sold or transferred outside the normal course of
     business this reporting period?                                                                    XX

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                                XX

3.   Are any Post-petition receivables (accounts, notes, or loans) due from
     related parties?                                                                                   XX

4.   Have any payments been made on Pre-petition liabilities this reporting               XX
     period?

5.   Have any Post-petition loans been received by the debtor from any party?             XX

6.    Are any Post-petition payroll taxes past due?                                                     XX

7.    Are any Post-petition state or federal income taxes past due?                                     XX

8.    Are any Post-petition real estate taxes past due?                                                 XX

9.    Are any other Post-petition taxes past due?                                                       XX

10.   Are any amounts owed to Post-petition creditors past due?                                         XX

11.   Have any Pre-petition taxes been paid during the reporting period?                                XX

12.   Are any wage payments past due?                                                                   XX

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary.

Question #4:
Response:
    Pursuant to an order dated May 19, 1999 the debtors have made payments to employees for all out-of-pocket business related expenses incurred Pre-petition and made salary, wage and payroll tax payments for Pre-petition earnings.

Question #5:
Response:
    On June 4 1999 the Court granted final order authorizing securing Post-petition DIP financing of $4.0 million. As of June 30, 1999 the debtors utilized $1,599,000 of this revolving credit facility.

INSURANCE                                                                                 YES           NO

1.   Are worker's compensation, general liability and other necessary insurance
     coverages in effect?                                                                 XX

2.   Are all premium payments paid current?                                               XX

3.   Please itemize policies below

If the answer to any of the above questions is "NO", or if any policies have been canceled or not renewed during this reporting period, provide explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

      TYPE OF POLICY                CARRIER                PERIOD COVERED               PAYMENT AMOUNT
                                                                                         & FREQUENCY






Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.               ACCRUAL BASIS - 9
Case Number:   99-01141PJW THRU 99-01146PJW                    6/1/99 - 6/30/99

                                    PERSONNEL

                                                                             FULL TIME            PART TIME
1.   Total Number of employees at beginning of period                             374                   3
2.   Number of employees hired during the period                                   30                   1
3.   Number of employees terminated or resigned during the period                  14                   3
4.   Total number of employees on payroll at end of period                        390                   1

                                CHANGE OF ADDRESS

If your mailing address has changed and you have not previously notified the United States Trustees of the change, list your new address below.

Date of Change:       ___________________________________

New Address:          ___________________________________

                      ___________________________________

                      ___________________________________

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.                   SCHEDULE 2-15
Case Number:   99-01141PJW THRU 99-01146PJW

                                ACCOUNTS PAYABLE
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                          MONTH            MONTH             MONTH
                                                                       May 31, 1999      June 30, 1999
Accounts Payable - Trade                                                      $  824            $1,302
Accrued Expenses                                                                 -0-               105
Post-petition Accrued Interest on Pre-petition Debt                              219               379
and DIP financing
Accrued Sales Tax (Post-petition)                                                  4                43
Accrued Rebates/Royalties Post-petition                                           26                29
Accrued Insurance                                                                -0-                63
                                                                              ------            ------
Total Accounts Payable:                                                       $1,073            $1,921
                                                                              ======            ======

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.                   SCHEDULE 2-19
Case Number:   99-01141PJW THRU 99-01146PJW

                    POST-PETITION LIABILITIES - SECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                        MONTH           MONTH            MONTH
                                                                     May 31, 1999     June 30, 1999
DIP Financing (Revolving line of credit)                                 $-0-  $          1,599
                                                                                         ------
Total Post-petition secured debt                                                         $1,599
                                                                                         ======

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.                   SCHEDULE 2-21
Case Number:   99-01141PJW THRU 99-01146PJW

                        POST-PETITION LIABILITIES - OTHER
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                        MONTH            MONTH              MONTH
                                                                      May 31, 1999       June 30, 1999
Accrued Salary, Wages, Payroll Taxes                                        $  967               1,002
Accrued commissions                                                             33                 220
Withheld 401-K contributions                                                    53                  39
Withheld Flex spending contributions                                            15                  11
Withheld taxes and garnishments                                                -0-                   5
Accrued (Post-petition) vacation liability                                       9                   3
                                                                            ------              ------
Total Other:                                                                $1,077              $1,280
                                                                            ======              ======

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.                 SCHEDULE 2-23
Case Number:   99-01141PJW THRU 99-01146PJW

                     PRE-PETITION LIABILITIES - SECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                          MONTH          MONTH            MONTH
                                                                      May 31, 1999     June 30, 1999
Revolving Line of Credit (Principle Only)                                  $36,066          $37,000
Term Loan A (Principle Only)                                                13,499           13,499
Term Loan B (Principle Only)                                                 1,300            1,300
Term Loan C (Principle Only)                                                   340              340
Building Mortgage (Principle Only)                                           3,000            3,000
Capitalized Equipment Leases - Current portion                                  18               17
Capitalized Equipment Leases  - Long term portion                               29               28
                                                                           -------          -------
Total Secured Debt:                                                        $54,252          $55,184
                                                                           =======          =======

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.                 SCHEDULE 2-24
Case Number:   99-01141PJW THRU 99-01146PJW

                    PRE-PETITION LIABILITIES - PRIORITY DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                        MONTH           MONTH             MONTH
                                                                    May 31, 1999       June 30, 1999
Accrued Vacation Liability                                                 $1,268            $1,268
Accrued Commissions                                                            56               -0-
Accrued Workers' Compensation                                                 113                87
Withheld Taxes and Garnishments                                                16               -0-
                                                                           ------            ------
Total Priority Debt:                                                       $1,453            $1,355
                                                                           ======            ======

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.                 SCHEDULE 2-25
Case Number:   99-01141PJW THRU 99-01146PJW

                    PRE-PETITION LIABILITIES - UNSECURED DEBT
                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                          MONTH          MONTH             MONTH
                                                                      May 31, 1999      June 30, 1999
Sr. Subordinated Notes (Principle only)                                   $108,635           $108,635
Convertible Debentures  (Principle only)                                    50,000             50,000
Accounts payable - Trade                                                    11,894             11,588
Accrued Expenses                                                             5,282              5,282
Accrued Interest on Pre-petition Debt                                       12,350             12,569
Accrued Rebates/Royalties/Warranty Reserve                                     533                309
Accrued property/Income Taxes                                                1,111              1,111
Restructuring Liability Accrued - Current Portion                              300                300
Restructuring Liability Accrued - Long Term Portion                            626                592
Deferred MicroSpan Royalty Income                                            1,000              1,000
Accrued Executory Acquisition Contracts                                      1,601              1,548
Other                                                                           16                 16
                                                                          --------           --------
Total Unsecured Debt:                                                     $193,348           $192,950
                                                                          ========           ========

Debtor:        IMAGYN MEDICAL TECHNOLOGIES, INC.                 SCHEDULE 3-15
Case Number:   99-01141PJW THRU 99-01146PJW


                        (UNAUDITED, DOLLARS IN THOUSANDS)

                                                        MONTH             MONTH             MONTH
                                                                     May 19-31, 1999     June 30, 1999
Operating Expenses:
   Research and Development                                                   $  158            $  216
   Selling                                                                       254               908
   Customer Service                                                               10                21
   Marketing                                                                      97               194
   International                                                                  66                74
   Regulatory Affairs                                                            (7)                 -
   G&A - Operations                                                              100               375
   Information systems                                                            63               149
   Finance                                                                        65               156
   Human Resources                                                                14                53
   Corporate Facilities                                                           23                59
   Corporate Insurance                                                            25                59
   Investor Relations                                                              -                24
   Chairman                                                                     (78)               118
   Aviation                                                                        5                39
   Legal                                                                         274               140
   New business development                                                       47               (1)
                                                                              ------            ------
Total Operating Expenses:                                                     $1,116            $2,584
                                                                              ======            ======

 Debtor:       IMAGYN MEDICAL TECHNOLOGIES, INC.                    SCHEDULE 7-A
Case Number:   99-01141PJW THRU 99-01146PJW
Reporting June 1, 1999 thru June 30, 1999

                              PAYMENTS TO INSIDERS

         NAME                  POSITION                    TYPE OF PAYMENT                  AMOUNT PAID
Charlie Laverty          Chairman, CEO         Wages                                            $ 62,500.
                                               Auto allowance                                      1,500.
                                               Travel reimbursement                               11,152.

Michael Quinn            COO                   Wages                                              25,000.
                                               Auto allowance                                      1,000.
                                               Travel reimbursement                                9,683.
                                               Relocation (housing allowance)                     27,823.

Michael Montevideo       CFO                   Wages                                              25,000.
                                               Travel reimbursement                                4,849.

Kevin Higgins            General Counsel       Wages                                              19,583.
                                               Auto allowance                                        600.
                                               Travel reimbursement                                    0

Richard Newhauser        Director/Consultant   Wages                                              29,167.
                                               Travel reimbursement                                    0
                                                                                                ---------
                         Total:                                                                 $217,857.
                                                                                                =========

                           CUMULATIVE CHECK REGISTER



                                WELLS FARGO BANK
                            ACCOUNT NO. 4759-011299
                                 June 30, 1999

             VENDOR NAME                 AMOUNT                 DESCRIPTION
------------------------------------------------------------------------------------------
CHARTER MANAGEMENT SERVICE                      --      VOID
KPERS REALT HOLDING NO 1                  7,954.00      RENT EXPENSE-KANSAS CITY
CHARTER MANAGEMENT SERVICE               11,250.00      RENT EXPENSE-AUGUSTA
BLUM, MATT                                3,844.62      EMPLOYEE EXPENSES PRE PETITION
CALLAHAN, DAN                             2,387.49      EMPLOYEE EXPENSES PRE PETITION
                                          3,952.50      EMPLOYEE EXPENSES POST PETITION
FEDERAL EXPRESS CORP                         13.25      FREIGHT
MOUNTAIN VALLEY SPRING WA                    23.02      OFFICE SUPPLIES
SOUTHWESTERN BELL                           739.56      TELEPHONE
UNITED PARCEL SERVICE                        24.46      FREIGHT
AARON RENTS, INC                          1,118.83      OFFICE EQUIPMENT
FEDERAL EXPRESS CORP                        295.25      FREIGHT
KANSAS CITY POWER & LIGHT                   371.94      UTILITIES
KANSAS GAS SERVICE                          126.36      UTILITIES
MORGAN BUILDING SERVICES                    709.68      REPAIRS AND MAINTENANCE
PURCHASE POWER / PITNEYWO                   600.00      POSTAGE
BLUM, MATT                                5,910.60      EMPLOYEE EXPENSES-PRE PETITION
CALLAHAN, DAN                             1,573.90      EMPLOYEE EXPENSES
FEDERAL EXPRESS CORP                        774.00      FREIGHT
I3 INTERNATL ISOTOPES INC                   323.50      BRACHY SEEDS
NEUMANN, JEFF                               994.97      EMPLOYEE EXPENSES
STERLING SPRINGS                             51.55      OFFICE SUPPLIES
UNITED PARCEL SERVICE                        47.88      FREIGHT
XEROX CORP                                  420.06      LEASED EQUIPMENT
WASHNOCK, JAMES                           3,315.89      EMPLOYEE EXPENSES
NATH, RAVINDER                            6,250.00      PROFESSIONAL SERVICES
PETTY CASH - RICH ADAMS                     404.90      PETTY CASH
AUGUSTA DATA STORAGE CENT                   821.34      STORAGE RENTAL
FUJITSU FINANCIAL SERVICE                 3,088.95      LEASED EQUIPMENT
I3 INTERNATL ISOTOPES INC                   961.88      BRACHY SEEDS
QWEST                                     1,771.96      TELEPHONE
LINCOLN STUDIOS MIDWEST                   6,411.46      EXHIBIT EXPENSE
                                        -----------
                                         66,533.80


                           CUMULATIVE CHECK REGISTER


                          US BANK DISBURSEMENT ACCOUNT
                            ACCOUNT NO. 152100007367
                                  JUNE 30,1999


  CHECK NO.     DATE      VENDOR NO.                VENDOR NAME                   AMOUNT         DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------

    26887      6/3/99                                                                  --   VOID
    27003      6/3/99                                                                  --   VOID
    27004      6/3/99                                                                  --   VOID
    27005      6/2/99        I1658       ISOMEDIX                                  730.35   RAW MATERIALS
    27006      6/2/99        I1658       ISOMEDIX                                4,382.10   RAW MATERIALS
    27007      6/2/99        I1038       CAPITAL VIAL                           20,217.25   RAW MATERIALS
    27008      6/3/99        I1150       CYCLES                                  9,987.05   RAW MATERIALS
    27009      6/3/99        I1174       EXECU-FORMS, LTD                        2,400.00   RAW MATERIALS
    27010      6/3/99        I1132       SUTHERLAND PACKAGING INC.               8,139.80   RAW MATERIALS
    27011      6/3/99        I1813       SPECIALITY HEALTHCARE                  20,000.00   RAW MATERIALS
    27012      6/3/99        I1763       WINPAK PORTION PACKAGING                9,855.00   RAW MATERIALS
    27013      6/3/99        I1865       EASTGROUP PROPERTIES                    2,288.66   RENT EXPENSE-EL PASO
    27014      6/3/99        11593       RUEDT, NORMAN T.                       11,408.00   RENT EXPENSE-SPARTA
    27015      6/3/99        11436       WELSH COMPANIES, IINC., G                 497.46   RENT EXPENSE-MINNESOTA
    27016      6/7/99                                                                  --   VOID
    27017      6/7/99        I1416       OLSTEN STAFFING SERVICES                6,900.00   TEMPORARY WAGES - PRE PETITION
    27018      6/7/99        I1376       CONSOLIDATED FREIGHTWAYS                   90.12   FREIGHT IN
    27019      6/7/99        I1410       GPU ENERGY                                273.70   UTILITIES
    27020      6/7/99        I1859       OLD DOMINION FREIGHT LINE                  59.00   FREIGHT IN
    27021      6/7/99       I18355       PITNEY BOWES CREDIT CORP                  238.13   REPAIRS & MAINTENANCE
    27022      6/7/99        I1730       PRESTON TRUCKING                          357.15   FREIGHT
    27023      6/7/99        13894       SOUTHERN UNION GAS                        125.00   UTILITIES
    27024      6/7/99        I1641       SOUTHWESTERN BELL                         144.30   TELEPHONE
    27025      6/7/99        I1409       SPRINT                                    133.61   TELEPHONE
    27026      6/7/99        I1397       UNITED PARCEL SERVICES                    179.14   FREIGHT
    27027      6/7/99        I1398       UNITED PARCEL SERVICES                        --   VOID
    27028      6/9/99        12606       ADAM SALES                                374.77   I-REP COMMISSIONS
    27029      6/9/99        12753       BEVERIDGE MEDICAL ASSOC I                  13.45   I-REP COMMISSIONS
    27030      6/9/99        12603       BRAD JONES & ASSOCIATES                   219.83   I-REP COMMISSIONS
    27031      6/9/99        13048       BROOKFIELD MEDICAL SYSTEM                  42.60   I-REP COMMISSIONS
    27032      6/9/99        12604       KARE MEDICAL SYSTEMS                       99.33   I-REP COMMISSIONS
    27033      6/9/99        13049       MCCALL MEDICAL                             38.83   I-REP COMMISSIONS
    27034      6/9/99        12602       MEDICAL SURGICAL CONCEPTS                 140.73   I-REP COMMISSIONS
    27035      6/9/99        12292       SUNMED INC                                179.62   I-REP COMMISSIONS
    27036      6/9/99        12601       TRI STAR MEDICAL SALES                    301.31   I-REP COMMISSIONS
    27037      6/9/99        13047       URBANKSY AND ASSOCIATES                   204.16   I-REP COMMISSIONS
    27038      6/10/99       I1053       HALKEY ROBERTS CORPORATION              8,702.00   RAW MATERIALS
    27039      6/10/99       11715       QUALITY GRAPHICS                        1,141.95   RAW MATERIALS
    27040      6/15/99       I1022       BEISLER, WEIDMAN COMPANY,               1,028.19   RAW MATERIALS
    27041      6/15/99       11635       E-Z-WAY INC                               143.10   EQUIPMENT RENTAL
    27042      6/15/99       I1859       OLD DOMINION FREIGHT LINE                 529.30   FREIGHT IN
    27043      6/15/99       I1416       OLSTEN STAFFING SERVICES                1,440.00   TEMPORARY WAGES
    27044      6/15/99       I1730       PRESTON TRUCKING                        4,191.39   FREIGHT
    27045      6/15/99       I1120       RUGER CHEMICAL                          4,080.55   RAW MATERIALS
    27046      6/15/99       13765       TRANSGROUP EXPRESS                      3,800.00   RAW MATERIALS
    27047      6/15/99       I1397       UNITED PARCEL SERVICES                    193.42   FREIGHT
    27048      6/15/99       I1398       UNITED PARCEL SERVICES                  1,708.69   FREIGHT
    27049      6/15/99       I1158       US FILTER CORPORATION                         --   VOID
    27050      6/15/99       I1264       YELLOW FREIGHT SYSTEMS                    363.20   FREIGHT IN
    27051      6/15/99       I1658       ISOMEDIX                                4,382.10   RAW MATERIALS
    27052      6/21/99       I1398       UNITED PARCEL SERVICES                  6,000.00   FREIGHT
    27053      6/22/99       I1928       EL PASO DISPOSAL                           68.20   UTILITIES
    27054      6/22/99       I1658       ISOMEDIX                                1,460.70   RAW MATERIALS
    27055      6/22/99       I1859       OLD DOMINION FREIGHT LINE                 331.92   FREIGHT IN
    27056      6/22/99       I1416       OLSTEN STAFFING SERVICES                  288.00   TEMPORARY WAGES
    27057      6/22/99       I1730       PRESTON TRUCKING                          928.54   FREIGHT
    27058      6/22/99       I1830       RAMIREZ, GLORIA                           782.60   PETTY CASH
    27059      6/22/99       11484       SPARTA PETTY CASH                       1,335.14   PETTY CASH
    27060      6/22/99       I1409       SPRINT                                    336.40   TELEPHONE
    27061      6/22/99       I1132       SUTHERLAND PACKAGING INC.               3,642.50   RAW MATERIALS
    27062      6/22/99       I1397       UNITED PARCEL SERVICES                    135.70   FREIGHT
    27063      6/22/99       I1398       UNITED PARCEL SERVICES                  2,134.17   FREIGHT
    27064      6/22/99       I1264       YELLOW FREIGHT SYSTEMS                    222.16   FREIGHT IN
    27065      6/22/99       I1449       ISOMEDIX #14                            1,779.00   RAW MATERIALS

                           CUMULATIVE CHECK REGISTER



  CHECK NO.     DATE      VENDOR NO.                VENDOR NAME                   AMOUNT         DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------
    27066      6/22/99       I1106       PLASTRON-DALTON                        17,675.50   RAW MATERIALS
    27067      6/24/99       I1038       CAPITAL VIAL                           20,217.25   RAW MATERIALS
    27068      6/24/99                                                                 --   VOID
    27069      6/24/99       11721       PERFORMANCE SYSTEMATIX                  3,640.00   RAW MATERIALS
    27070      6/25/99       11484       SPARTA PETTY CASH                       2,157.36   PETTY CASH
    27071      6/28/99       I1376       CONSOLIDATED FREIGHTWAYS                  118.59   FREIGHT IN
    27072      6/28/99       I1859       OLD DOMINION FREIGHT LINE                 416.72   FREIGHT IN
    27073      6/28/99       I1416       OLSTEN STAFFING SERVICES                   96.00   TEMPORARY WAGES
    27074      6/28/99       I1730       PRESTON TRUCKING                        3,381.03   FREIGHT
    27075      6/28/99       I1397       UNITED PARCEL SERVICES                    345.79   FREIGHT
    27076      6/28/99       I1398       UNITED PARCEL SERVICES                    931.95   FREIGHT
    27077      6/28/99                                                                 --   VOID
    27078      6/28/99       I1008       AGOGGLE INC.                            1,960.00   RAW MATERIALS
    27079      6/28/99                                                                 --   VOID
    27080      6/28/99       I1150       CYCLES                                  9,600.00   RAW MATERIALS
    27081      6/28/99       I1058       HYGENIC CORP.                           6,026.25   RAW MATERIALS
    27082      6/28/99       I1658       ISOMEDIX OPERATIONS                     4,410.00   RAW MATERIALS
    27083      6/28/99       I1449       ISOMEDIX #14                            1,779.00   RAW MATERIALS
    27084      6/28/99                                                                 --   VOID
    27085      6/28/99       I1089       MERCURY PLASTICS                        3,665.20   RAW MATERIALS
    27086      6/28/99       I1188       QOSINA CORP                             4,752.00   RAW MATERIALS
    27087      6/29/99       I1038       CAPITAL VIAL                                  --   P.O. CLEARING CLEANUP
    27088      6/29/99       I1150       CYCLES                                        --   P.O. CLEARING CLEANUP
    27089      6/29/99       I1658       ISOMEDIX                                      --   P.O. CLEARING CLEANUP
    27090      6/30/99       I1022       BEISLER, WEIDMAN COMPANY,                     --   P.O. CLEARING CLEANUP
    27091      6/30/99       I1739       COSMED III                                    --   P.O. CLEARING CLEANUP
    27092      6/30/99       I1794       ED TAYLOR                                     --   P.O. CLEARING CLEANUP
    27093      6/30/99       I1274       GRAINGER INC.                                 --   P.O. CLEARING CLEANUP
    27094      6/30/99       I1682       HEALTH SCIENCE LAB & SVC                      --   P.O. CLEARING CLEANUP
    27095      6/30/99       11615       HEALTH SCIENCE LAB. & SER                     --   P.O. CLEARING CLEANUP
    27096      6/30/99       I1157       IONPURE TECH CORP                             --   P.O. CLEARING CLEANUP
    27097      6/30/99       I1532       KNOTTS CO. INC, THE.                          --   P.O. CLEARING CLEANUP
    27098      6/30/99       I1162       MSC INDUSTRIAL SUPPLY                         --   P.O. CLEARING CLEANUP
    27099      6/30/99      PANGEA       Pangea International Trad                     --   P.O. CLEARING CLEANUP
    27100      6/30/99       I1148       SPARKLERS (TAIWAN) INDUST                     --   P.O. CLEARING CLEANUP
    27101      6/30/99       I1442       STAPLES                                       --   P.O. CLEARING CLEANUP
    27102      6/30/99       I1403       TAYLOR PALLETS                                --   P.O. CLEARING CLEANUP
    27103      6/30/99       I1158       US FILTER CORPORATION                         --   P.O. CLEARING CLEANUP
    27104      6/30/99       I1058       HYGENIC CORP.                                 --   P.O. CLEARING CLEANUP
    27105      6/30/99       I1449       ISOMEDIX OPERATIONS INC.                      --   P.O. CLEARING CLEANUP
    27106      6/30/99       I1227       KENT LATEX                                    --   P.O. CLEARING CLEANUP
    27107      6/30/99        I3         NORTH AMERICAN STERILIZAT                     --   P.O. CLEARING CLEANUP
    27108      6/30/99       I1093       NORTON PERFORMANCE                            --   P.O. CLEARING CLEANUP
    27109      6/30/99       I1111       POLYMAR                                       --   P.O. CLEARING CLEANUP
    27110      6/30/99       12152       PORGES                                        --   P.O. CLEARING CLEANUP
    27111      6/30/99       I1763       WINPAK PORTION PACKAGING                      --   P.O. CLEARING CLEANUP
                                                                               ----------
                                                                               232,342.01

                        IMAGYN MEDICAL TECHNOLOGIES, INC.
        Schedule of Checks printed from Wells Fargo Account #4759-011166 for the month of June 1999


      Check Number   Check Date     Vendor Name               Check Amount                Purpose
--------------------------------------------------------------------------------------------------------------------
        44073            6/1/99 SPEC INDUSTRIES                     324.30 Raw Material
        44074            6/1/99 AFCO                             22,568.31 Directors & Officers Insurance
        44075            6/1/99 DISPLAY WORKS, INC.              24,700.00 Facility Lease Payment
        44076            6/1/99 IRVINE APARTMENT COMMUNIT         6,712.00 Rent
        44077            6/1/99 IRVINE COMPANY                           - Void - wrong amount [see #44082]
        44078            6/1/99 Quill Corporation                   295.07 Office Supplies
        44079            6/1/99 REDHILL FISCHER BUSINESS         34,474.10 Facility Lease Payment
        44080            6/1/99 SCIF PORTFOLIO II LLC.           12,636.00 Facility Lease Payment
        44081            6/1/99 SIXTH STREET INDUSTRIAL P         3,607.80 Facility Lease Payment
        44082            6/1/99 IRVINE COMPANY                   26,545.13 Facility Lease Payment
        44083            6/2/99 CHARLES KLIEMAN M.D.             20,833.00 Consulting
        44084            6/2/99 COMPUTER PATENT ANNUITIES         1,558.98 Legal Fees - Patents
        44085            6/2/99 ELLIOT KORNBERG M.D., P.A         8,333.00 Consulting
        44086            6/2/99 INTEGRATED MANAGEMENT SER        55,958.50 Information Services: MIS Outsourcing
        44087            6/2/99 JOHN STIGGLEBOUT                 12,500.00 Consulting
        44088            6/2/99 UNITED PARCEL SERVICE 14          1,140.75 Freight
        44089            6/3/99 ADT SECURITY SERVICES, IN            41.86 Security Services
        44090            6/3/99 ADVANTA BUSINESS SERVICES         1,265.53 Equipment Rent
        44091            6/3/99 BMW FINANCIAL SERVICES            1,032.63 Equipment Rent
        44092            6/3/99 CHARLES KLIEMAN M.D.              8,333.08 Consulting
        44093            6/3/99 Colonial Pacific Leasing          2,015.38 Capital Lease payment
        44094            6/3/99 DIGITAL FINANCIAL SERVICE         2,277.34 Equipment Rent
        44095            6/3/99 G.M.A.C.                            833.03 Truck Lease
        44096            6/3/99 HYSTER CREDIT COMPANY               149.14 Capital Lease
        44097            6/3/99 J&H MARSH & McLENNAN             25,997.00 Workers Compensation Insurance
        44098            6/3/99 JOHN STIGGLEBOUT                  5,000.00 Consulting
        44099            6/3/99 MCGRATH RENT CORP/RENTELC         1,040.80 Capital Lease
        44100            6/3/99 NTFC Capital Corporation            657.31 Capital Lease
        44101            6/3/99 NORWEST FINANCIAL LEASING         2,193.42 Equipment Rent
        44102            6/3/99 NTFC Capital Corporation            839.86 Capital Lease
        44103            6/3/99 NTFC Capital Corporation             69.82 Equipment Rent
        44104            6/3/99 PITNEY BOWES                        126.76 Postage/Freight
        44105            6/3/99 PITNEY BOWES CREDIT CORP             45.86 Equipment Rent
        44106            6/3/99 PITNEY BOWES CREDIT CORP          1,504.90 Postage/Freight/Equipment Rent
        44107            6/3/99 SAFELINE                            265.11 Capital Lease
        44108            6/3/99 TOKAI FINANCIAL SERVICES,         2,432.79 Equipment Rent
        44109            6/3/99 U.S. BANCORP LEASING&FINA         2,235.47 Capital lease
        44110            6/3/99 XEROX CORPORATION                   919.79 Equipment Rent
        44111            6/3/99 CHARLES LAVERTY                   4,563.83 Employee T&E
        44112            6/3/99 FS TEMPORARY PERSONNEL, I                - Void: Extra Check Stub
        44113            6/3/99 FS TEMPORARY PERSONNEL, I        27,953.50 Temporary Employee Help: Pre-Petition only
        44114            6/3/99 MICHAEL MONTEVIDEO                4,048.70 Employee T&E
        44115            6/3/99 EXTRUSIONEERING                   2,100.00 Re-issue lost check from May 1999 [check #44080]
        44116            6/4/99 APPERSON PRINT MANAGEMENT           719.02 Office Supplies
        44117            6/4/99 CEPA                                440.00 Cleaning Supplies
        44118            6/7/99 CHILD SUPPORT COLLECTION             65.64 Employee Garnishment
        44119            6/7/99 COURT TRUSTEE                       499.00 Employee Garnishment
        44120            6/7/99 Court Trustee                        30.00 Employee Garnishment
        44121            6/7/99 DISTRICT COURT TRUSTEE              450.00 Employee Garnishment
        44122            6/7/99 Greater Kalamazoo United            228.78 Employee P/R Deducted Contribution
        44123            6/7/99 HAMILTON COUNTY HUMAN RES         1,459.61 Employee Garnishment
        44124            6/7/99 Polk County Clerk of Cour           272.19 Employee Garnishment
        44125            6/7/99 Shirley May Cramer                   50.00 Employee Garnishment
        44126            6/7/99 UNITED PARCEL SERVICE 14          2,565.78 Freight
        44127            6/7/99 ASHLAND CHEMICAL                    557.70 Raw Materials
        44128            6/7/99 B&C Enterprises                   9,859.36 Raw Materials Deposit
        44129            6/7/99 BOURHIS MOLD                      3,500.00 Mold purchase Deposit
        44130            6/7/99 ERNEST PAPER PRODUCTS                    - Void - Typing Error [see #44133]
        44131            6/7/99 Integrated Holdings Inc.          4,861.27 Raw Materials
        44132            6/7/99 Integrated Holdings Inc.          1,278.51 Raw Materials
        44133            6/7/99 ERNEST PAPER PRODUCTS             3,939.30 Shipping Supplies
        44134            6/7/99 SEA-DOG CORP.                       600.00 Raw Materials Deposit
        44135            6/7/99 MANGAR INDUSTRIES INCORPO         1,477.00 Raw Materials Deposit
        44136            6/7/99 Thomas CNC Machining              5,875.00 Raw Materials Deposit
        44137            6/7/99 POPPER & SONS, INCORPORATED       8,200.00 Raw Materials Deposit
        44138            6/7/99 MANGAR INDUSTRIES INCORPORAT      2,543.73 Raw Materials
        44139            6/7/99 POLYGON COMPANY                   3,911.04 Raw Materials Deposit
        44140            6/7/99 NAMSA                               847.50 Product Sterilization Deposit

                        IMAGYN MEDICAL TECHNOLOGIES, INC.
        Schedule of Checks printed from Wells Fargo Account #4759-011166 for the month of June 1999


      Check Number   Check Date     Vendor Name               Check Amount                Purpose
--------------------------------------------------------------------------------------------------------------------
        44141            6/7/99 M.A. HANNACOLOR                   2,068.00 Raw Materials
        44142            6/7/99 POLYMERLAND SERVICE CENTE                - Void: issued on 6/14/99 [check #3001034]
        44143            6/7/99 MICRO GROUP                         885.00 Raw Materials Deposit
        44144            6/7/99 RELIABLE PLASTICS                   405.00 Raw Materials Deposit
        44145            6/7/99 Kui Co.                           7,000.00 Raw Materials Deposit
        44146            6/7/99 PRICE PRODUCTS                    7,028.00 Raw Materials Deposit
        44147            6/7/99 PRICE PRODUCTS                    1,903.02 Raw Materials Deposit
        44148            6/8/99 STATE DEPARTMENT OF HEALTH          324.60 Licenses
        44149            6/8/99 ASHLAND CHEMICAL                 13,101.02 Raw Material
        44150            6/8/99 M.A. HANNA RESIN                    498.50 Raw Material
        44151            6/8/99 Modern Concepts Inc.                 73.45 Raw Material
        44152            6/8/99 STERIGENICS INTERNATIONAL           562.00 Sterilization & Testing Services
        44153            6/8/99 POLYGON COMPANY                   7,856.64 Raw Materials
        44154            6/8/99 UNIFORM TUBES, INC.               6,000.00 Raw Materials
        44155            6/8/99 LINDY OFFICE PRODUCTS             1,024.26 Office Supplies
        44156            6/9/99 MICHAEL QUINN                    19,629.54 Employee Relocation Costs
        44157           6/10/99 CAROL J. SHERMAN                    654.23 Employee T&E
        44158           6/10/99 CHERYL BARRACO                       55.00 Employee T&E
        44159           6/10/99 CHICAGO TRUST CO.                44,950.01 Employee 401K Plan
        44160           6/10/99 CHRIS OWENS                       7,066.35 Employee T&E
        44161           6/10/99 CLAUDE ELLENA                       172.85 Employee T&E
        44162           6/10/99 DAVID G. GOODMAN                  3,209.71 Employee T&E
        44163           6/10/99 FISH & RICHARDSON P.C., P         1,479.00 Legal - Patent Fees
        44164           6/10/99 FORTIS BENEFITS INSURANCE        16,318.24 Employee Insurance - Life, Disability
        44165           6/10/99 GUY LOWERY                        2,160.66 Employee T&E
        44166           6/10/99 HARDY PACKAGING                     680.00 Equipment Facility Maintenance & Repairs
        44167           6/10/99 HARRIET SCHWARTZMAN               1,227.29 Employee T&E
        44168           6/10/99 HARRY GETZ                        6,011.97 Employee T&E
        44169           6/10/99 KEITH THOLIN                      4,721.67 Employee T&E
        44170           6/10/99 LINDA R. BEAN                        60.61 Employee T&E
        44171           6/10/99 LISA MALKOFF                         50.00 Employee T&E
        44172           6/10/99 MALCOLM D. HEAVEN                   282.87 Employee T&E
        44173           6/10/99 MICHAEL QUINN                     9,683.39 Employee T&E
        44174           6/10/99 RANDY CONDIE                      2,470.12 Employee T&E
        44175           6/10/99 ROBERT LICHA/PETTY CASH OFFI        979.63 Petty Cash Reimbursement
        44176           6/10/99 ROBERT WALTON                     8,697.55 Employee T&E
        44177           6/10/99 ROBERT WINKE                        102.23 Employee T&E
        44178           6/10/99 SAMANTHA PROPECK                  1,295.83 Employee T&E
        44179           6/10/99 STEPHEN BAGLEY                    1,595.89 Employee T&E
        44180           6/10/99 STEPHEN BUMB                        181.64 Employee T&E
        44181           6/10/99 STEPHEN MCMINDES                  2,105.42 Employee T&E
        44182           6/10/99 SUSAN SABO                          715.82 Employee T&E
        44183           6/10/99 The Prudential Group Insu        23,116.99 Employee Dental Insurance
        44184           6/10/99 THOMAS L. KINDER                 10,952.14 Employee T&E
        44185           6/10/99 TOM FLORA                            73.57 Employee T&E/Office Supplies
        44186           6/10/99 UNITED HEALTHCARE                11,772.38 Employee Medical Insurance
        44187           6/10/99 WILLIAM BARRETT                   6,216.00 Employee T&E/Office Supplies
        44188           6/10/99 Management Solutions, Inc        19,800.00 Temporary Employee Help: Pre Petition only
        44189           6/10/99 Plastic Bonding Equipment           500.00 Welding Machine Repairs & Maintenanc
        44190           6/10/99 NEWPORT FLORIST                      49.55 Misc Employee Operating Supply
        44191           6/11/99 CARIN BEANS                         555.00 Consulting Fees
        44192           6/14/99 Nicholas J. Roitz                 2,170.00 Consulting Fees
        44193           6/15/99 UNITED PARCEL SERVICE 14          2,913.52 Freight
        44194           6/15/99 MALLINCKRODT MEDICAL INC.         1,674.84 Raw Materials
        44195           6/15/99 ULINE SHIPPING SUPPLY               176.00 Manufacturing Operating Supplies
        44196           6/16/99 COOL SOLUTION INC.                  200.00 Repairs & Maintenance
        44197           6/16/99 ICC INSTRUMENT CO., INC             107.00 Machine Calibration Deposit
        44198           6/16/99 ICC INSTRUMENT CO., INC             300.00 Machine Calibration Deposit
        44199           6/16/99 Popper & Sons                    14,280.00 Raw Materials Deposit
        44200           6/16/99 IMAGYN FLEXIBLE SPENDING          3,057.99 Employee Flex Plan Spending Account
        44201           6/16/99 INTEGRATED MANAGEMENT SER        54,473.37 Information Services: MIS Outsourcing
        44202           6/16/99 ISOMEDIX OPERATIONS INC..         7,650.00 Product Sterilization & Testing Services
        44203           6/16/99 California SECRETARY OF STATE        10.00 Taxes, Other
        44204           6/16/99 PEDI                              2,260.00 Raw Materials Deposit
        44205           6/16/99 AARD Spring & Stamping              518.00 Raw Materials Deposit
        44206           6/16/99 PRICE PRODUCTS                    5,500.00 Raw Materials Deposit
        44207           6/16/99 Lehner/Martin, Inc.                  75.10 Raw Materials Deposit
        44208           6/16/99 B & C ENTERPRISES                 2,006.00 Raw Materials Deposit

                        IMAGYN MEDICAL TECHNOLOGIES, INC.
        Schedule of Checks printed from Wells Fargo Account #4759-011166 for the month of June 1999


      Check Number   Check Date     Vendor Name               Check Amount                Purpose
--------------------------------------------------------------------------------------------------------------------
        44209           6/16/99 Plasto Tech Int'l. Inc.           5,000.00 Raw Materials Deposit
        44210           6/16/99 Advanced Polymers, Inc.           5,700.00 Raw Materials Deposit
        44211           6/16/99 PORTLYN CORP.                     2,024.00 Raw Materials Deposit
        44212           6/16/99 GRIFFITH MICRO SCIENCE            4,380.00 Product Sterilization Deposit
        44213           6/16/99 Airtouch Cellular                 1,000.00 Phone Deposit
        44214           6/16/99 California SECRETARY OF STATE         6.00 Taxes, Other
        44215           6/16/99 STATE OF MICHIGAN                   209.56 Taxes, Other
        44216           6/16/99 TAXATION & REVENUE DEPT.            142.18 Taxes, Other
        44217           6/16/99 ROI SYSTEMS, INC.                 9,843.06 Computer Support
        44218           6/17/99 XPEDX                               449.54 Misc. Supplies Deposit
        44219           6/17/99 Rutland-Tool & Supply Co            769.01 Misc. Supplies Deposit
        44220           6/17/99 FS TEMPORARY PERSONNEL, I                - Void: Extra Check Stub
        44221           6/17/99 FS TEMPORARY PERSONNEL, I        15,396.37 Temporary Employee Help: Pre-Petition only
        44222           6/17/99 4-SPEED DELIVERY SERVICE,            60.30 Freight
        44223           6/17/99 ADT SECURITY SERVICES, IN           100.00 Security Services
        44224           6/17/99 AMERICAN EXPRESS                     69.99 Licenses/Fees
        44225           6/17/99 AMERICAN STOCK TRANSFER           1,250.00 Monthly Administration Fee: Investor Relations
        44226           6/17/99 APPLEONE EMPLOYMENT SERVI                - Void: Pre-Petition
        44227           6/17/99 AT&T                                 55.42 Telephone
        44228           6/17/99 AT&T                                 32.16 Telephone
        44229           6/17/99 AT&T WIRELESS SERVICES                   - Void: Pre-Petition
        44230           6/17/99 ADVANTA BUSINESS SERVICES           428.55 Equipment Rent
        44231           6/17/99 BURLINGTON AIR EXPRESS                   - Void: incorrect invoice
        44232           6/17/99 BUSINESS SYSTEMS CORPORAT           456.78 Raw Material
        44233           6/17/99 COAST TO COAST TERMINALS            521.24 Equipment Rent
        44234           6/17/99 CT CORPORATION SYSTEM               179.00 Registered Agents Fees
        44235           6/17/99 DAYWEST LOGISTICS                   172.80 Freight
        44236           6/17/99 FUELMAN                             164.57 Company vehicle gasoline
        44237           6/17/99 FEDERAL EXPRESS                     150.75 Freight
        44238           6/17/99 G. NEIL COMPANIES                   283.32 Office Supplies
        44239           6/17/99 HEWLETT PACKARD                   1,088.36 Maintenance & Repairs
        44240           6/17/99 IRVINE RANCH WATER DISTRI             5.84 Utilities
        44241           6/17/99 J&H MARSH & McLENNAN             25,997.00 Workers Compensation Insurance
        44242           6/17/99 LUCENT TECHNOLOGIES                 453.02 Telephone
        44243           6/17/99 TREASURER, STATE OF NEW JERSEY       70.62 Taxes, Other
        44244           6/17/99 O'NEIL STORAGE                      163.97 Storage Services
        44245           6/17/99 PACIFIC BELL                      2,549.58 Telephone
        44246           6/17/99 PAGENET-PAGING NETWORK, I         2,888.11 Telephone
        44247           6/17/99 PAUL REVERE INSURANCE GRO         1,681.08 Employee Disability Insurance
        44248           6/17/99 PITNEY BOWES CREDIT CORP            721.39 Postage/Freight
        44249           6/17/99 PRAXAIR DISTRIBUTION INC.            29.04 Operating Supplies
        44250           6/17/99 PURCHASE POWER                    2,588.61 Freight/Postage
        44251           6/17/99 REMEDY                                   - Void - decided to not make payment
        44252           6/17/99 SECURITY SYSTEMS PLUS               223.50 Security Services
        44253           6/17/99 SOUTHERN CALIFORNIA EDISO           106.65 Utilities
        44254           6/17/99 SPARKLETTS DRINKING WATER            33.16 Office Supplies
        44255           6/17/99 SUZANNE KORNMAIER                    62.50 Consulting Fees
        44256           6/17/99 TRANSGROUP                        3,800.00 Freight
        44257           6/17/99 TRANSQUIK, INC.                     375.00 Freight
        44258           6/17/99 U-HAUL INTERNATIONAL                 29.06 Operating Supplies
        44259           6/17/99 UPS CUSTOMHOUSE BROKERAGE                - Void: not Imagyn's invoice
        44260           6/17/99 UNITED PARCEL SERVICE 14          4,388.22 Freight
        44261           6/17/99 WORLDCOM TECHNOLOGIES, IN        15,908.97 WAN/Telephone
        44262           6/17/99 WV DEPT OF TAX & REVENUE             30.00 Taxes, Other
        44263           6/17/99 WASTE MGMT OF ORANGE COUN           293.55 Utilities
        44264           6/17/99 XEROX CORPORATION                   684.42 Equipment Rent
        44265           6/18/99 APPLEONE EMPLOYMENT SERVI         1,285.92 Temporary Help: Post-Petition only
        44266           6/18/99 REMEDY                            1,585.29 Temporary Help: Post-Petition only
        44267           6/23/99 AFCO                             21,805.14 Directors & Officers Insurance
        44268           6/23/99 CARIN BEANS                         330.00 Consulting Fees
        44269           6/23/99 Donald M. Grossman                  180.85 Employee T&E
        44270           6/23/99 McBAIN INSTRUMENTS                  175.00 Sterilization & Testing
        44271           6/23/99 PHOENIX ENGINEERING                 353.53 Machine Repair
        44272           6/23/99 Court Trustee                        30.00 Employee Garnishment
        44273           6/23/99 DISTRICT COURT TRUSTEE              450.00 Employee Garnishment
        44274           6/23/99 Franchise Tax Board               2,322.17 Employee Garnishment
        44275           6/23/99 Greater Kalamazoo United            233.78 Employee P/R Deducted Contribution
        44276           6/23/99 HAMILTON COUNTY HUMAN RES         1,459.61 Employee Garnishment

                        IMAGYN MEDICAL TECHNOLOGIES, INC.
        Schedule of Checks printed from Wells Fargo Account #4759-011166 for the month of June 1999


      Check Number   Check Date     Vendor Name               Check Amount                Purpose
--------------------------------------------------------------------------------------------------------------------
        44277           6/23/99 Polk County Clerk of Cour           272.19 Employee Garnishment
        44278           6/23/99 LINDY OFFICE PRODUCTS                    - Extra Check Stub
        44279           6/23/99 LINDY OFFICE PRODUCTS                    - Extra Check Stub
        44280           6/23/99 LINDY OFFICE PRODUCTS             2,899.24 Office Supplies
        44281           6/24/99 AFLAC                               629.16 Employee Flex Plan Spend Acct Withholding
        44282           6/24/99 CHICAGO TRUST CO.                69,097.81 Employee 401K Plan  Withholding
        44283           6/24/99 CLAUDIO A. HAUG, CPA                870.00 Consulting Fees
        44284           6/24/99 IMAGYN FLEXIBLE SPENDING          3,012.99 Employee Flex Plan Spending Account Withholding
        44285           6/24/99 NEWPORT STATIONERS                   70.15 Office Supplies
        44286           6/24/99 TALON EXECUTIVE SERVICES          3,052.50 Recruitment Services
        44287           6/24/99 ARCUS DATA SECURITY                 252.50 Computer Data Storage
        44288           6/24/99 FUELMAN                              56.78 Freight/Fuel
        44289           6/24/99 FEDERAL EXPRESS                     322.95 Freight
        44290           6/24/99 H. FAZELI                           288.00 Office Supplies
        44291           6/24/99 Lehner/Martin, Inc.                  75.10 Chemicals
        44292           6/24/99 Management Solutions, Inc         1,280.00 Temporary Help: Post-Petition only
        44293           6/24/99 Nicholas J. Roitz                 2,485.00 Consulting Fees
        44294           6/24/99 PRUDENTIAL OVERALL SUPPLY            67.05 Operating Supplies
        44295           6/24/99 RG Sales Associates               1,500.00 Commissions
        44296           6/24/99 RIBHA DELI, LLC                      57.26 Meals & Entertainment
        44297           6/24/99 SUPERIOR SYSTEMS ENG. & M           730.00 Repairs & Maintenance
        44298           6/24/99 U.S. HEALTHWORKS MEDICAL             65.00 Employee Health Services
        44299           6/24/99 VWR SCIENTIFIC PRODUCTS             417.10 Raw Materials
        44300           6/24/99 Ohio Bureau of Workers Comp       1,114.82 Taxes, Other
        44301           6/24/99 BRADFORD BUILDING SERVICE            92.50 Janitorial Services
        44302           6/24/99 CALIFORNIA INTERIOR PLANT           165.00 Interior Live Plant Service
        44303           6/24/99 EASTWATER SCIENTIFIC PROD            23.80 Raw Materials
        44304           6/24/99 FS TEMPORARY PERSONNEL, I         4,874.01 Temporary Help: Post-Petition only
        44305           6/24/99 MULTIVAC INC.                        32.53 Repairs & Maintenance
        44306           6/24/99 TRANSGROUP                        2,500.00 Freight
        44307           6/24/99 WILLIAMS LEARNING NETWORK           355.00 Seminar
        44308           6/24/99 YULY CHEYSUIN                       776.50 Misc. Auto Transport
        44309           6/25/99 ANDREY GUTSMAN                       88.83 Auto & Misc. Transport
        44310           6/25/99 CASSIE HOAG                       4,065.69 Employee T&E
        44311           6/25/99 D. KYLE KIM                         476.05 Employee T&E
        44312           6/25/99 DAVID G. GOODMAN                  3,241.72 Employee T&E
        44313           6/25/99 DEBORAH KAMINSKY                  2,287.15 Employee T&E
        44314           6/25/99 DENNIS CONSTANTINOU               5,015.72 Employee T&E
        44315           6/25/99 EDWARD MUSOLFF                      126.11 Employee T&E
        44316           6/25/99 GARY GREEN                          541.03 Employee T&E
        44317           6/25/99 GARY SANDERS                        223.65 Employee T&E/Office Supplies
        44318           6/25/99 HARRIET SCHWARTZMAN                 295.93 Employee T&E
        44319           6/25/99 JOHN M. TAYLOR                      881.43 Employee T&E
        44320           6/25/99 LEONARD HANKINS                     163.80 Employee T&E
        44321           6/25/99 LINDA ROSA                          105.67 Employee T&E
        44322           6/25/99 LISA MALKOFF                         70.00 Employee T&E
        44323           6/25/99 MALCOLM D. HEAVEN                 2,768.45 Employee T&E
        44324           6/25/99 MARLENE PEREZ                        35.07 Employee T&E
        44325           6/25/99 MARY CAMILLERI                      187.21 Employee T&E
        44326           6/25/99 MARY MUNDI                          112.83 Employee T&E
        44327           6/25/99 PATRICIA SERRANO                      9.45 Employee T&E
        44328           6/25/99 RANDY CONDIE                      4,863.05 Employee T&E
        44329           6/25/99 ROBERT LICHA                        187.24 Employee T&E
        44330           6/25/99 ROBERT WINKE                      1,560.97 Employee T&E
        44331           6/25/99 SAMANTHA PROPECK                         - Void: incorrect invoices [see check #44344]
        44332           6/25/99 SCOTT ZILIO                         157.01 Employee T&E
        44333           6/25/99 STEPHEN BAGLEY                    2,175.03 Employee T&E
        44334           6/25/99 STEPHEN BUMB                      1,626.77 Employee T&E
        44335           6/25/99 STEVE HARRINGTON                  1,471.20 Employee T&E
        44336           6/25/99 VIRGINIA TURNER                      70.00 Employee T&E
        44337           6/25/99 DMV RENEWAL                         285.00 Licenses
        44338           6/25/99 INTEGRATED MANAGEMENT SER        54,652.76 Information Services: MIS Outsourcing
        44339           6/25/99 WILLIAM ERNEST & COMPANY          1,291.57 Raw Materials
        44340           6/25/99 ULINE SHIPPING SUPPLY               220.00 Raw Materials Deposit
        44341           6/25/99 M.A. HANNA RESIN                         - Void: see Cashiers Check #3001516
        44342           6/25/99 M.A. HANNA RESIN                         - Void: see Cashiers Check #3001565
        44343           6/25/99 LUCENT TECHNO PRODUCT FIN           351.00 Telephone
        44344           6/25/99 SAMANTHA PROPECK                    997.06 Employee T&E

                        IMAGYN MEDICAL TECHNOLOGIES, INC.
        Schedule of Checks printed from Wells Fargo Account #4759-011166 for the month of June 1999


      Check Number   Check Date     Vendor Name               Check Amount                Purpose
--------------------------------------------------------------------------------------------------------------------
        44345           6/28/99 UNITED PARCEL SERVICE 14          2,658.84 Freight
        44346           6/28/99 CHARLES LAVERTY                   6,588.27 Employee T&E
        44347           6/28/99 Lehner/Martin, Inc.                  75.10 Chemicals
        44348           6/30/99 BOURHIS MOLD                      4,375.00 Molds
        44349           6/30/99 BOURHIS MOLD                      1,425.00 Mold purchase Deposit
        44350           6/30/99 STEPHEN GOULD CORPORATION         6,524.10 Raw Materials Deposit
        44351           6/30/99 ICC INSTRUMENT CO., INC             164.50 Machine Calibration Deposit
        44352           6/30/99 COAST TO COAST                      474.69 Office Supplies
        44353           6/30/99 UPS CUSTOMHOUSE BROKERAGE         4,909.03 Freight
        44354           6/30/99 COAST TO COAST                       86.20 Repairs & Maintenance
        44355           6/30/99 AARD Spring & Stamping                   - Clear Raw Materials Deposit
        44356           6/30/99 ACUTEK                                   - Clear Raw Materials Deposit
        44357           6/30/99 APPERSON PRINT MANAGEMENT                - Clear Operating Supplies Deposit
        44358           6/30/99 APPLIED FIBEROPTICS                      - Clear Raw Materials Deposit
        44359           6/30/99 ASHLAND CHEMICAL                         - Clear Raw Materials Deposit
        44360           6/30/99 B & C ENTERPRISES                        - Clear Raw Materials Deposit
        44361           6/30/99 BOURHIS MOLD                             - Clear Raw Materials Deposit
        44362           6/30/99 EIT INSTRUMENTATION                      - Clear Raw Materials Deposit
        44363           6/30/99 ERNEST PAPER PRODUCTS                    - Clear Raw Materials Deposit
        44364           6/30/99 EXTRUSIONEERING                          - Clear Raw Materials Deposit
        44365           6/30/99 GRIFFITH MICRO SCIENCE                   - Clear Raw Materials Deposit
        44366           6/30/99 HORIZON MEDICAL, INC.                    - Clear Raw Materials Deposit
        44367           6/30/99 ICC INSTRUMENT CO., INC                  - Clear Raw Materials Deposit
        44368           6/30/99 Integrated Holdings Inc.                 - Clear Raw Materials Deposit
        44369           6/30/99 Kui Co.                                  - Clear Raw Materials Deposit
        44370           6/30/99 Lehner/Martin, Inc.                      - Clear Raw Materials Deposit
        44371           6/30/99 M.A. HANNA RESIN                         - Clear Raw Materials Deposit
        44372           6/30/99 MALLINCKRODT MEDICAL INC.                - Clear Raw Materials Deposit
        44373           6/30/99 MANGAR INDUSTRIES INCORPO                - Clear Raw Materials Deposit
        44374           6/30/99 MARSHALL INDUSTRIES                      - Clear Raw Materials Deposit
        44375           6/30/99 MOX-MED INC.                             - Clear Raw Materials Deposit
        44376           6/30/99 MYLAN TECHNOLOGIES ( BERT                - Clear Raw Materials Deposit
        44377           6/30/99 Martech / M.D.I.                         - Clear Raw Materials Deposit
        44378           6/30/99 Mcmaster-Carr Supply                     - Clear Raw Materials Deposit
        44379           6/30/99 Modern Concepts Inc.                     - Clear Raw Materials Deposit
        44380           6/30/99 NAMSA                                    - Clear Raw Materials Deposit
        44381           6/30/99 TIMM MEDICAL RESEARCH                    - Void: Zero Dollar Purchase Orders
        44382           6/30/99 TIMM MEDICAL RESEARCH                    - Void: Zero Dollar Purchase Orders
        44383           6/30/99 TIMM MEDICAL RESEARCH                    - Void: Zero Dollar Purchase Orders
        44384           6/30/99 TIMM MEDICAL RESEARCH                    - Void: Zero Dollar Purchase Orders
        44385           6/30/99 TIMM MEDICAL RESEARCH                    - Void: Zero Dollar Purchase Orders
        44386           6/30/99 TIMM MEDICAL RESEARCH                    - Void: Zero Dollar Purchase Orders
        44387           6/30/99 NERAC, INC.                              - Clear Raw Materials Deposit
        44388           6/30/99 OFFICE DEPOT                             - Clear Operating Supplies Deposit
        44389           6/30/99 PACIFIC BELL                             - Void: Credit Memos
        44390           6/30/99 PACIFIC BELL                             - Void: Credit Memos
        44391           6/30/99 POLYGON COMPANY                          - Clear Raw Materials Deposit
        44392           6/30/99 POLYMERLAND SERVICE CENTE                - Clear Raw Materials Deposit
        44393           6/30/99 PRICE PRODUCTS                           - Clear Raw Materials Deposit
        44394           6/30/99 PRICE PRODUCTS, INC.                     - Clear Raw Materials Deposit
        44395           6/30/99 PROBE MANUFACTURING                      - Clear Raw Materials Deposit
        44396           6/30/99 PEDI                                     - Clear Raw Materials Deposit
        44397           6/30/99 Plasto Tech Int' Inc.                    - Clear Raw Materials Deposit
        44398           6/30/99 Qwest/LCI                                - Clear Phone Invoice paid by Cashiers Check
        44399           6/30/99 RELIABLE PLASTICS                        - Clear Raw Materials Deposit
        44400           6/30/99 RICHARD ALLAN MEDICAL                    - Clear Raw Materials Deposit
        44401           6/30/99 Rutland-Tool & Supply Co                 - Clear Raw Materials Deposit
        44402           6/30/99 SEA-DOG CORP.                            - Clear Raw Materials Deposit
        44403           6/30/99 SPEC INDUSTRIES                          - Clear Raw Materials Deposit
        44404           6/30/99 TW METALS                                - Clear Raw Materials Deposit
        44405           6/30/99 Thomas CNC Machining                     - Clear Raw Materials Deposit
        44406           6/30/99 ULINE SHIPPING SUPPLY                    - Clear Raw Materials Deposit
        44407           6/30/99 UNIFORM TUBES, INC.                      - Clear Raw Materials Deposit
        44408           6/30/99 W.W. GRAINGER                            - Clear Raw Materials Deposit
        44409           6/30/99 West Coast Plastics Equip                - Clear Raw Materials Deposit
        44410           6/30/99 XPEDX                                    - Clear Raw Materials Deposit
        44411           6/30/99 Allied High Tech. Product                - Clear Raw Materials Deposit
        44412           6/30/99 COBRA SYSTEMS, INC.                      - Clear Raw Materials Deposit

                        IMAGYN MEDICAL TECHNOLOGIES, INC.
        Schedule of Checks printed from Wells Fargo Account #4759-011166 for the month of June 1999


      Check Number   Check Date     Vendor Name               Check Amount                Purpose
--------------------------------------------------------------------------------------------------------------------
                                                              ============
Grand Total: Checks issued in June 1999                       1,098,602.40
                                                              ============

Non-Month Voids: first check issued in May 1999; then voided and re-issued in June 1999

        44060           6/3/99 EXTRUSIONEERING                   (2,100.00) Voided check: issued in 5/99, re-issued 6/3/99 [#44115]
                                                              ------------
Adj Grand Total: June checks issued plus voided cks
from prev month                                               1,096,502.40
                                                              ============

IMAGYN SURGICAL
CHECK REGISTER
OLD KENT BANK ACCOUNT # 1319982
JUNE 1,1999 - JUNE 30, 1999


Check       Check      Vendor
Number      Date       Number                    Vendor Name                  Amount                    Reason
-------------------------------------------------------------------------------------          --------------------------
161646      6/18/99    102583       MITUTOYO                                        -          Void
162103      6/2/99     58262        ONE WAY PRODUCTS,INC.                      698.56          COD - Office Supplies
162104      6/1/99     13850        BURCHETT QUALITY TOOL                      180.00          COD - Raw Material
162105      6/1/99     10545        BARGER PACKAGING CORP.                  17,471.54          CIA - Raw Material
162106      6/1/99     10545        BARGER PACKAGING CORP.                  28,240.86          CIA - Raw Material
162107      6/1/99     60448        PERFORMANCE COMMUNICATION                1,786.37          COD - Raw Material
162108      6/1/99     36927        INRAD, INC.                              5,589.00          COD - Raw Material
162109      6/1/99     73443        STACK PLASTICS                           1,640.00          COD - Raw Material
162110      6/2/99     73155        STAGGS VENDING                             370.74          COD - Office Supplies
162111      6/2/99     57800        U.S. OFFICE PRODUCTS KZOO                  668.77          COD - Office Supplies
162112      6/2/99     77890        SWISSTRONICS, INC.                         299.65          COD - Office Supplies
162113      6/2/99     995          ADAMS/REMCO, INC                           576.10          Post-petition
162114      6/2/99     20799        CORPORATE BUSINESS CONNECTIO             1,353.50          Post-petition
162115      6/2/99     27160        ERVIN LEASING                              277.90          Post-petition
162116      6/2/99     29185        FUJITSU FIN. SERVICES                    5,248.40          Post-petition
162117      6/2/99     35000        BILL HOGAN                               1,788.79          Employee Expenses
162118      6/2/99     35364        HUNTINGTON NATIONAL BANK-15              2,074.68          Post-petition
162119      6/2/99     50742        GORDON & PHYLLIS MCALLASTER              4,500.00          Post-petition Rent
162120      6/2/99     67897        RYDER TRUCK RENTAL INC                     395.94          Post-petition
162121      6/2/99     MS0717       ENDOSCOPIC CONCEPTS                     30,000.00          Post-petition
162122      6/2/99     10545        BARGER PACKAGING CORP.                          -          Void
162123      6/2/99     71937        STMC                                    60,000.00          CIA - Raw Material
162124      6/2/99     10545        BARGER PACKAGING CORP.                          -          Void
162125      6/2/99     MS0472       PTA CORPORATION                          4,480.00          CIA - Raw Material
162126      6/2/99     29735        GENERAL AUTOMATION, INC.                 2,101.46          CIA - Raw Material
162127      6/3/99     9984         AUTO-TEK COMPANY, INC                    6,820.95          CIA - Raw Material
162128      6/3/99     11517        BENEKE CORPORATION                         375.00          COD - Raw Material
162129      6/3/99     40684        KAL - BLUE REPROGRAPHICS                    56.18          Pre-pay - Graphics
162130      6/3/99     82550        UNITED PARCEL SERVICE                    8,300.00          Security Deposit
162131      6/3/99     82550        UNITED PARCEL SERVICE                    8,715.24          Post-petition Freight
162132      6/7/99     11610        BIG APPLE BAGELS                            42.68          COD
162133      6/3/99     48876        MANPOWER OF LANSING MI                  17,804.90          Post-Petition Temporary Wages
162134      6/3/99     70331        MICHELLE SELVIG                          1,354.43          Employee Expenses
162135      6/7/99     58262        ONE WAY PRODUCTS,INC.                      128.74          COD - Office Supplies
162136      6/7/99     995          ADAMS/REMCO, INC                        10,572.97          Post-Petition
162137      6/7/99     1200         ADT SECURITY SYSTEMS                       117.33          Post-Petition
162138      6/7/99     6120         AMERITECH                                  471.39          Post-Petition
162139      6/7/99     16715        CHICAGO TRIBUNE                            570.00          Post-Petition
162140      6/7/99     27989        FEDERAL EXPRESS CORP.                       61.90          Post-Petition
162141      6/7/99     31325        GRAND RAPIDS PRESS                         615.75          Post-Petition
162142      6/7/99     34752        HEWLETT-PACKARD                            188.45          Post-Petition
162143      6/7/99     65765        RICHLAND HOME CENTER                        20.20          Post-Petition
162144      6/7/99     66650        ROI SYSTEMS                              1,330.25          Post-Petition
162145      6/7/99     66969        ROSE EXTERMINATIONS                         58.72          Post-Petition

IMAGYN SURGICAL
CHECK REGISTER
OLD KENT BANK ACCOUNT # 1319982
JUNE 1,1999 - JUNE 30, 1999


Check       Check      Vendor
Number      Date       Number                    Vendor Name                  Amount                    Reason
-------------------------------------------------------------------------------------          --------------------------
162146      6/7/99     69826        SECURITY ARCHIVES                           93.73          Post-Petition
162147      6/7/99     73155        STAGGS VENDING                              82.15          Post-Petition
162148      6/7/99     76460        WASTE MANAGEMENT OF MI SW                   87.61          Post-Petition
162149      6/7/99     99555        ARCH PAGING                                636.67          Post-Petition
162150      6/7/99     101851       FRED PRYOR SEMINARS                         99.00          Post-Petition
162151      6/7/99     102237       BESCO                                       30.80          Post-Petition
162152      6/7/99     102764       YELLOW FREIGHT SYSTEM                       99.91          Post-Petition
162153      6/15/99    81210        TRYCO TOOL & MFG CO.                    34,020.00          CIA - Raw Material
162154      6/8/99     57800        U.S. OFFICE PRODUCTS KZOO                  681.19          Post-petition - mail
162155      6/8/99     73155        STAGGS VENDING                             192.90          Post-petition
162156      6/9/99     80012        TMD MACHINING                            2,030.00          COD - Raw Material
162157      6/9/99     10545        BARGER PACKAGING CORP.                          -          Void
162158      6/9/99     77160        STERIGENICS INTERNATIONAL                3,610.14          Post-petition
162159      6/9/99     77985        TECHSTAFF INC. OF MICHIGAN               3,832.00          Post-Petition Temporary Wages
162160      6/9/99     70722        SHIP-PAC                                    37.90          Post-petition - supplies
162161      6/9/99     23300        DESIGN STANDARDS CORP.                   4,462.78          Post-Petition Raw Material
162162      6/9/99     60100        PENN UNITED TECHNOLOGY, INC.            50,000.00          CIA - Raw Material
162163      6/9/99     MS0244       APPLE RUBBER PRODUCTS, INC.              1,977.25          COD - Raw Material
162164      6/9/99     66425        RJS PRECISION EXTRUSIONS                25,567.60          CIA - Raw Material
162165      6/10/99    10545        BARGER PACKAGING CORP.                          -          Void
162166      6/10/99    82550        UNITED PARCEL SERVICE                    5,393.98          Post-petition Freight
162167      6/10/99    38638        JB PRINTING CO                             877.20          COD - Raw Material
162168      6/10/99    81197        TRI STATE INSTRUMENT SERV                   41.69          COD - Raw Material
162169      6/10/99    10545        BARGER PACKAGING CORP.                  45,000.00          Pre-pay - Raw Material
162170      6/11/99    10545        BARGER PACKAGING CORP.                  10,000.00          Pre-pay - Raw Material
162171      6/11/99    29735        GENERAL AUTOMATION, INC.                10,000.00          Pre-pay - Raw Material
162172      6/11/99    31885        GREEN BAY PACKAGING INC.                 2,476.44          Pre-pay - Raw Material
162173      6/11/99    51800        MEDLINE INDUSTRIES, INC.                   750.56          Pre-pay - Supplies
162174      6/14/99    29735        GENERAL AUTOMATION, INC.                20,172.00          CIA - Raw Material
162175      6/14/99    MS0729       TOOL TECHNOLOGY                          9,262.50          CIA - Raw Material
162176      6/14/99    72290        SPECIALTY BLADES                         7,564.22          CIA - Raw Material
162177      6/14/99    58164        OKAY INDUSTRIES                          3,179.40          COD - Raw Material
162178      6/14/99    38638        JB PRINTING CO                             400.40          COD - Raw Material
162179      6/15/99    57800        U.S. OFFICE PRODUCTS KZOO                  876.91          Post-petition
162180      6/15/99    11610        BIG APPLE BAGELS                            42.68          Post-petition
162181      6/15/99    58262        ONE WAY PRODUCTS,INC.                       95.01          Post-petition
162182      6/15/99    73155        STAGGS VENDING                             172.65          Post-petition
162183      6/15/99    11460        BRUNK INDUSTRIES, INC.                   5,628.77          Post-petition
162184      6/9/99     MS0166       NEU-TOOL DESIGN, INC (Biomol               246.25          Post-petition
162185      6/9/99     11521        BENZ MICROSCOPE OPTICS CENTE                46.43          Post-petition
162186      6/8/99     45984        R.W. LAPINE, INC.                          588.04          Post-petition
162187      6/15/99    72296        SPECIALTY COATING SYSTEMS                  751.42          Post-petition
162188      6/11/99    13000        JOHN BRANNIGAN                           1,871.49          Employee Expenses
162189      6/11/99    15581        ANNE CARVETH                               522.23          Employee Expenses



                                      Page

IMAGYN SURGICAL
CHECK REGISTER
OLD KENT BANK ACCOUNT # 1319982
JUNE 1,1999 - JUNE 30, 1999


Check       Check      Vendor
Number      Date       Number                    Vendor Name                  Amount                    Reason
-------------------------------------------------------------------------------------          --------------------------
162190      6/11/99    19870        ROBERT CASS                                620.49          Employee Expenses
162191      6/11/99    29200        JUSTIN FULLER                              825.55          Employee Expenses
162192      6/11/99    31821        TREY GEORGE                              2,644.11          Employee Expenses
162193      6/11/99    32311        BRETT HATZ                               1,154.20          Employee Expenses
162194      6/11/99    33091        BETTY JO HATFIELD                           10.08          Employee Expenses
162195      6/11/99    34833        DAN HILL                                   679.32          Employee Expenses
162196      6/11/99    37601        JAMES JACKSON                            1,356.47          Employee Expenses
162197      6/11/99    44471        JOSEPH KLETZEL                           1,330.55          Employee Expenses
162198      6/11/99    46311        CHARLES LEDOUX                           5,049.49          Employee Expenses
162199      6/11/99    47291        GEORGE LUTTRELL                            567.18          Employee Expenses
162200      6/11/99    47365        THOMAS LYNCH                             1,439.69          Employee Expenses
162201      6/11/99    48965        TIM HIBLER                                 174.19          Employee Expenses
162202      6/11/99    50093        L. ROBERT MARTIN III                       792.66          Employee Expenses
162203      6/11/99    54463        MIKE MONTY                               1,141.82          Employee Expenses
162204      6/11/99    58500        MIKE MOLDOVAN                               71.92          Employee Expenses
162205      6/11/99    58701        DANA OUELLETTE                             701.75          Employee Expenses
162206      6/11/99    59888        SCOTT PELTON                             5,141.01          Employee Expenses
162207      6/11/99    65100        KIM PILKINGTON                              36.00          Employee Expenses
162208      6/11/99    77220        CROYAL STINNETT                            128.50          Employee Expenses
162209      6/11/99    78380        MYRIAM TELIS                                36.53          Employee Expenses
162210      6/11/99    80190        DAN TOMERLIN                               685.12          Employee Expenses
162211      6/11/99    81291        TURNKEY MANUFACTURING SEMINA             1,365.00          Post-petition seminars
162212      6/11/99    84555        JUDI WELCH                                 633.24          Employee Expenses
162213      6/11/99    84556        JEFFREY WELCH                            1,433.84          Employee Expenses
162214      6/11/99    85442        KEN WILSON                               2,843.47          Employee Expenses
162215      6/11/99    89565        BRENDA SAYLES                              304.00          Employee Expenses
162216      6/11/99    92122        E. TODD VRANIAN                            259.87          Employee Expenses
162217      6/11/99    99130        LINDA WHITFIELD                             10.08          Employee Expenses
162218      6/11/99    102670       BARBARA ELLEN ZAMSKY                     1,784.02          Employee Expenses
162219      6/15/99    26275        EASI FILE                                   56.22          Post-petiton
162220      6/15/99    995          ADAMS/REMCO, INC                           420.02          Post-petition
162221      6/15/99    27989        FEDERAL EXPRESS CORP.                      271.85          Post-petition
162222      6/15/99    34752        HEWLETT-PACKARD                          1,093.02          Post-petition
162223      6/15/99    48876        MANPOWER OF LANSING MI                   7,590.05          Post-petition
162224      6/15/99    61278        POSTMASTER                               5,000.00          Post-petition
162225      6/15/99    66549        ROADWAY EXPRESS                            411.44          Post-petition
162226      6/15/99    66650        ROI SYSTEMS                              3,172.14          Post-petition
162227      6/15/99    66969        ROSE EXTERMINATIONS                        140.00          Post-petition
162228      6/15/99    67897        RYDER TRUCK RENTAL INC                   1,323.61          Post-petition
162229      6/15/99    76460        WASTE MANAGEMENT OF MI SW                  871.92          Post-petition
162230      6/15/99    77888        CITY OF SPRINGFIELD                         23.30          Post-petition
162231      6/15/99    77985        TECHSTAFF INC. OF MICHIGAN               3,160.00          Post-petition
162232      6/15/99    99729        R & L CARRIERS, INC.                       118.08          Post-petition
162233      6/15/99    102237       BESCO                                       12.50          Post-petition

IMAGYN SURGICAL
CHECK REGISTER
OLD KENT BANK ACCOUNT # 1319982
JUNE 1,1999 - JUNE 30, 1999


Check       Check      Vendor
Number      Date       Number                    Vendor Name                  Amount                    Reason
-------------------------------------------------------------------------------------          --------------------------
162234      6/15/99    106000       CHARLES POLO & CO.                         361.21          Post-petition
162235      6/16/99    10545        BARGER PACKAGING CORP.                          -          Void
162236      6/16/99    11400        BELMARK                                         -          Void
162237      6/16/99    20300        CONSUMERS ENERGY                                -          Void
162238      6/16/99    77160        STERIGENICS INTERNATIONAL                       -          Void
162239      6/16/99    77168        STERILE SYSTEMS, INC.                           -          Void
162240      6/16/99    78044        RYAN TAMURA                                     -          Void
162241      6/16/99    MS1217       VDB MARKETING SERVICES B.V.B                    -          Void
162242      6/16/99    70722        SHIP-PAC                                    61.26          COD - Raw Material
162243      6/16/99    11400        BELMARK                                  3,107.99          Post-petition
162244      6/16/99    20300        CONSUMERS ENERGY                        15,195.00          Security Deposit
162245      6/16/99    77160        STERIGENICS INTERNATIONAL                3,036.39          Post-petition
162246      6/16/99    77168        STERILE SYSTEMS, INC.                    1,390.00          Post-petition
162247      6/16/99    78044        RYAN TAMURA                              5,237.46          Employee Expenses
162248      6/16/99    MS1217       VDB MARKETING SERVICES B.V.B             4,193.55          Post-petition
162249      6/16/99    MS0655       TOMZ                                    20,000.00          Pre-pay - Raw Material
162250      6/17/99    28571        FOCUS                                    3,059.00          Pre-pay - Design
162251      6/17/99    81375        TWIST, INC.                                371.10          COD - Raw Material
162252      6/17/99    82550        UNITED PARCEL SERVICE                    5,947.20          Post-Petiton freight
162253      6/17/99    MS1217       VDB MARKETING SERVICES B.V.B            12,523.44          Consulting
162254      6/17/99    77981        TAK ENTERPRISES, INC.                   32,400.00          Pre-pay - Raw Material
162255      6/18/99    60100        PENN UNITED TECHNOLOGY, INC.            65,000.00          CIA - Raw Material
162256      6/18/99    77985        TECHSTAFF INC. OF MICHIGAN               3,160.00          Post-Petition Temporary Wages
162257      6/18/99    48876        MANPOWER OF LANSING MI                  10,011.44          Pre-petition Temporary Wages
162258      6/18/99    39400        JERGENS PRODUCTS                            92.84          COD - Operating supplies
162259      6/18/99    80012        TMD MACHINING                              324.80          COD - Raw Material
162260      6/18/99    103404       MCLUBE                                     503.75          COD - Raw Material
162261      6/21/99    MS0899       QUEEN SCREW & MANUFACTURING              3,004.25          COD - Raw Material
162262      6/21/99    77890        SWISSTRONICS, INC.                         195.07          COD - Raw Material
162263      6/21/99    103404       MCLUBE                                   1,617.00          COD - Raw Material
162264      6/21/99    993          ACCUMET LASER INC                          478.46          CIA - Raw Material
162265      6/21/99    2727         ALLIED SINTERINGS INC.                   2,131.98          CIA - Raw Material
162266      6/21/99    23300        DESIGN STANDARDS CORP.                  19,810.00          CIA - Raw Material
162267      6/21/99    51800        MEDLINE INDUSTRIES, INC.                   192.13          Pre-pay - Supplies
162268      6/21/99    51890        MEDICAL ELASTOMER (MED INC)              3,105.98          CIA - Raw Material
162269      6/21/99    56600        NEW TECH MFG., INC.                      1,604.50          CIA - Raw Material
162270      6/21/99    71090        SNAPTRON INC                             1,214.31          CIA - Raw Material
162271      6/21/99    71937        STMC                                    60,000.00          CIA - Raw Material
162272      6/21/99    81375        TWIST, INC.                                409.26          CIA - Raw Material
162273      6/21/99    101686       SMALL PARTS, INC.                          113.40          CIA - Raw Material
162274      6/21/99    103404       MCLUBE                                          -          Void
162275      6/21/99    103404       MCLUBE                                   1,709.40          CIA - Raw Material
162276      6/22/99    11610        BIG APPLE BAGELS                            42.68          COD
162277      6/22/99    57800        U.S. OFFICE PRODUCTS KZOO                1,514.20          COD - Office Supplies

IMAGYN SURGICAL
CHECK REGISTER
OLD KENT BANK ACCOUNT # 1319982
JUNE 1,1999 - JUNE 30, 1999


Check       Check      Vendor
Number      Date       Number                    Vendor Name                  Amount                    Reason
-------------------------------------------------------------------------------------          --------------------------
162278      6/22/99    73155        STAGGS VENDING                             353.09          COD - vending machine
162279      6/22/99    102764       YELLOW FREIGHT SYSTEM                      168.45          COD - Freight
162280      6/23/99    61010        POLYGON COMPANY                          8,130.64          COD - Raw Material
162281      6/22/99    25000        DENCO INDUSTRIAL PRODUCTS                  160.00          COD - Raw Material
162282      6/22/99    81375        TWIST, INC.                                414.26          COD - Raw Material
162283      6/22/99    MS0269       HARDWARE PRODUCTS COMPANY                  476.30          COD - Raw Material
162284      6/22/99    MS0590       DONWELL COMPANY INC                      1,807.99          COD - Raw Material
162285      6/23/99    77890        SWISSTRONICS, INC.                         445.50          COD - Raw Material
162286      6/24/99    82550        UNITED PARCEL SERVICE                    6,566.49          Post-petition Freight
162287      6/23/99    2265         AIRBORNE EXPRESS                            14.40          Post-petition
162288      6/23/99    6120         AMERITECH                                  861.48          Post-petition
162289      6/23/99    7930         APICS                                      105.00          Post-petition
162290      6/23/99    11523        CARL BERTELSEN, M.D.                     1,500.00          Post-petition
162291      6/23/99    18561        COCA-COLA ENTERPRISES                       31.84          Post-petition
162292      6/23/99    20300        CONSUMERS ENERGY                           423.53          Post-petition
162293      6/23/99    27160        ERVIN LEASING                            1,108.97          Post-petition
162294      6/23/99    27989        FEDERAL EXPRESS CORP.                       71.25          Post-petition
162295      6/23/99    29185        FUJITSU FIN. SERVICES                    5,747.14          Post-petition
162296      6/23/99    31790        GREAT LAKES EMPLOYMENT, INC.               918.00          Post-petition
162297      6/23/99    48876        MANPOWER OF LANSING MI                   4,449.10          Post-petition
162298      6/23/99    58574        OVERHEAD DOOR COMPANY                      110.00          Post-petition
162299      6/23/99    68725        SEMCO ENERGY                                92.48          Post-petition
162300      6/23/99    99555        ARCH PAGING                              1,363.88          Post-petition
162301      6/23/99    100348       AMER. COLLEGE OF SURGEONS               22,500.00          Post-petition
162302      6/23/99    102902       WINDOWS NT MAGAZINE                         89.00          Post-petition
162303      6/23/99    102944       WILLIAMS U STORE                            28.80          Post-petition
162304      6/23/99    106000       CHARLES POLO & CO.                          65.62          Post-petition
162305      6/24/99    10545        BARGER PACKAGING CORP.                          -          Void
162306      6/24/99    25000        DENCO INDUSTRIAL PRODUCTS                  165.86          COD - Raw Material
162307      6/25/99    19902        CONSOLIDATED FREIGHTWAYS                    81.30          COD - Freight
162308      6/28/99    11610        BIG APPLE BAGELS                            42.68          COD
162309      6/25/99    10302        CALIFORNIA PACIFIC MEDICAL C               205.94          Refund
162310      6/25/99    10528        BAKERSFIELD MEMORIAL HOSPITA               583.40          Refund
162311      6/25/99    11540        BAPTIST HEALTH CARE                        197.39          Refund
162312      6/25/99    11601        BOSTON MEDICAL CENTER                      419.80          Refund
162313      6/25/99    13000        JOHN BRANNIGAN                           2,982.11          Employee Expenses
162314      6/25/99    13576        CHAR BROWN                                  10.08          Employee Expenses
162315      6/25/99    16111        COUNTY OF ERIE                              81.47          Refund
162316      6/25/99    16112        COUNTY OF SANTA CLARA WARRAN               634.95          Refund
162317      6/25/99    16717        CENTRAL VALLEY GEN. HOSPITAL                51.66          Refund
162318      6/25/99    17690        ANTHONY CHEVAIRE                         3,478.54          Employee Expenses
162319      6/25/99    18696        CHILDREN'S HOSPITAL MED. CTR               119.84          Refund
162320      6/25/99    19866        PAUL CARPENTER                           1,949.73          Employee Expenses
162321      6/25/99    21070        JOHN CRAFT                               1,888.72          Employee Expenses

IMAGYN SURGICAL
CHECK REGISTER
OLD KENT BANK ACCOUNT # 1319982
JUNE 1,1999 - JUNE 30, 1999


Check       Check      Vendor
Number      Date       Number                    Vendor Name                  Amount                    Reason
-------------------------------------------------------------------------------------          --------------------------
162322      6/25/99    21772        TESSA CUNILLERA                          4,153.73          Employee Expenses
162323      6/25/99    23016        ERIC DENTON                              2,406.83          Employee Expenses
162324      6/25/99    25309        DOCTORS HOSPITAL                            83.60          Refund
162325      6/25/99    26276        EAST POINTE HOSPITAL                       192.82          Refund
162326      6/25/99    28179        STEVE FISHER                               325.07          Employee Expenses
162327      6/25/99    30800        JACK GLEASON                             1,731.73          Employee Expenses
162328      6/25/99    31000        GEORGE GATTAS                            2,940.53          Employee Expenses
162329      6/25/99    31212        GOOD SAMARITAN HOSPITAL                     31.31          Refund
162330      6/25/99    31830        GEORGE WASHINGTON UNIVERSITY               117.52          Refund
162331      6/25/99    31882        NEW MILFORD HOSPITAL                       241.69          Refund
162332      6/25/99    32873        PAM HIBLER                                 393.35          Employee Expenses
162333      6/25/99    33076        ROBERT HARPER                              105.00          Employee Expenses
162334      6/25/99    35000        BILL HOGAN                               1,602.96          Employee Expenses
162335      6/25/99    35048        HOLLAND COMMUNITY HOSPITAL                 133.31          Refund
162336      6/25/99    35291        GREG HUBERT                              1,632.17          Employee Expenses
162337      6/25/99    36875        SHAWN GALLIPEAU                            765.61          Employee Expenses
162338      6/25/99    38425        ROGER JAMES                                512.04          Employee Expenses
162339      6/25/99    40680        KAISER FOUNDATION                           44.83          Refund
162340      6/25/99    40681        KAISER PERMANENTE                          349.17          Refund
162341      6/25/99    44695        KIM MCCANN                                 250.00          Employee Expenses
162342      6/25/99    44966        LANDER VALLEY MEDICAL CENTER               116.42          Refund
162343      6/25/99    44968        JIM LAWS                                 2,319.02          Employee Expenses
162344      6/25/99    46733        TODD LIPOVSKY                              340.19          Employee Expenses
162345      6/25/99    46797        JEFF LIU                                 1,055.44          Employee Expenses
162346      6/25/99    47400        DONNA S. SHELTON                         6,974.32          Employee Expenses
162347      6/25/99    48965        TIM HIBLER                                 463.48          Employee Expenses
162348      6/25/99    50093        L. ROBERT MARTIN III                       198.46          Employee Expenses
162349      6/25/99    51003        MOUNTAIN VIEW HOSPITAL                      91.00          Refund
162350      6/25/99    56824        KIM OWEN                                    29.93          Employee Expenses
162351      6/25/99    57011        NEWTON-WELLESLEY HOSPITAL                  225.00          Refund
162352      6/25/99    57020        ANNE NGUYEN                              1,075.18          Employee Expenses
162353      6/25/99    60046        PASSAVANT HOSPITAL                         171.36          Refund
162354      6/25/99    60081        PARTNERS HEALTHCARE SYSTEM                  90.32          Refund
162355      6/25/99    62100        BONNIE PUTMAN                               10.08          Employee Expenses
162356      6/25/99    66441        JEAN RAAYMAKERS                          2,000.00          Employee Expenses
162357      6/25/99    66604        CHARLES ROBINSON                         1,003.78          Employee Expenses
162358      6/25/99    68080        ST. LUKE'S HOSPITAL                        140.71          Refund
162359      6/25/99    68082        ST. VINCENT HEALTH CENTER                   76.81          Refund
162360      6/25/99    69011        ROGER SCHULTZ                               87.30          Employee Expenses
162361      6/25/99    70320        SETON HEALTH SYSTEM                        293.97          Refund
162362      6/25/99    70331        MICHELLE SELVIG                          2,743.81          Employee Expenses
162363      6/25/99    70443        ST. MARY'S HOSPITAL                         82.34          Refund
162364      6/25/99    71080        ROSE M. SMITH                               10.20          Employee Expenses
162365      6/25/99    71723        SOUTH COUNTY HOSPITAL                      356.82          Refund

IMAGYN SURGICAL
CHECK REGISTER
OLD KENT BANK ACCOUNT # 1319982
JUNE 1,1999 - JUNE 30, 1999


Check       Check      Vendor
Number      Date       Number                    Vendor Name                  Amount                    Reason
-------------------------------------------------------------------------------------          --------------------------
162366      6/25/99    78380        MYRIAM TELIS                                80.00          Employee Expenses
162367      6/25/99    80555        TOLEDO HOSPITAL                            424.79          Refund
162368      6/25/99    83253        VALLEY MEDICAL CENTER                       80.17          Refund
162369      6/25/99    83259        VALLEY PRESBYTERIAN HOSPITAL               140.11          Refund
162370      6/25/99    84290        ROBERT E. WALTON JR.                       165.00          Employee Expenses
162371      6/25/99    84556        JEFFREY WELCH                            1,518.71          Employee Expenses
162372      6/25/99    84565        GARY WELLMAN                             2,201.51          Employee Expenses
162373      6/25/99    85265        WESTMORELAND REGIONAL HOSPIT                83.46          Refund
162374      6/25/99    86602        WOMEN'S INSTITUTE FOR                      360.38          Refund
162375      6/25/99    86992        ANDREA STOCKWELL                            30.24          Employee Expenses
162376      6/25/99    89971        YORK HOSPITAL                              395.00          Refund
162377      6/25/99    98349        UNIVERSITY OF CALIFORNIA                    43.76          Refund
162378      6/25/99    99616        MARC MRVOS                                 527.99          Employee Expenses
162379      6/25/99    102032       NEVA LEVERSEE                               10.08          Employee Expenses
162380      6/25/99    103225       RESEARCH MEDICAL CENTER                     81.66          Refund
162381      6/25/99    103344       BILOXI REGIONAL MEDICAL CENT             1,163.59          Refund
162382      6/25/99    103442       MED CENTRAL HEALTH SYSTEM                  117.27          Refund
162383      6/25/99    103540       BAPTIST HEALTH SYSTEM, INC.                423.85          Refund
162384      6/28/99    73155        STAGGS VENDING                             163.15          COD
162385      6/25/99    1780         ADVENTIST FRONTIER MISSIONS                 50.00          Refund
162386      6/25/99    9984         AUTO-TEK COMPANY, INC                    1,350.00          CIA - Raw Material
162387      6/25/99    10545        BARGER PACKAGING CORP.                 134,268.99          CIA - Raw Material
162388      6/25/99    11460        BRUNK INDUSTRIES, INC.                   2,134.11          CIA - Raw Material
162389      6/25/99    13480        JOHN BUSSEY                              1,015.23          Employee Expenses
162390      6/25/99    23300        DESIGN STANDARDS CORP.                   2,631.75          COD - Raw Material
162391      6/25/99    29735        GENERAL AUTOMATION, INC.                30,000.00          CIA - Raw Material
162392      6/25/99    50240        MASTER METAL ENGINEERING                42,777.50          CIA - Raw Material
162393      6/25/99    72290        SPECIALTY BLADES                         4,865.40          CIA - Raw Material
162394      6/25/99    77160        STERIGENICS INTERNATIONAL                2,280.72          Post-petition
162395      6/25/99    77168        STERILE SYSTEMS, INC.                    2,780.00          COD - Raw Material
162396      6/25/99    77890        SWISSTRONICS, INC.                       1,009.60          COD - Raw Material
162397      6/25/99    87124        ZEUS IND PRODUCTS                       23,520.00          CIA - Raw Material
162398      6/25/99    101710       ADVANCED POLYMER, INC.                   2,280.00          CIA - Raw Material
162399      6/28/99    100299       PM ENGRAVING COMPANY                       194.36          Pre-pay - Supplies
162400      6/28/99    101686       SMALL PARTS, INC.                          223.30          COD - Raw Material
162401      6/28/99    59259        PARAMETRIC SOLUTIONS                       100.00          COD - Training
162402      6/28/99    70722        SHIP-PAC                                   272.42          COD - Raw Material
162403      6/28/99                                                                            Void
162404      6/28/99    950          ACCUSIL, INC.                            1,912.50          CIA - Raw Material
162405      6/28/99    1585         ADVANCED FORMING TECH., INC.             6,520.00          CIA - Raw Material
162406      6/28/99    10545        BARGER PACKAGING CORP.                  15,538.92          CIA - Raw Material
162407      6/28/99    23300        DESIGN STANDARDS CORP.                   4,063.30          Post-Petition Raw Material
162408      6/28/99    44962        LAB SAFETY SUPPLY CO.                       45.67          COD - supplies
162409      6/28/99    57614        NORTHVIEW LABS                           8,000.00          CIA - Raw Material

IMAGYN SURGICAL
CHECK REGISTER
OLD KENT BANK ACCOUNT # 1319982
JUNE 1,1999 - JUNE 30, 1999


Check       Check      Vendor
Number      Date       Number                    Vendor Name                  Amount                    Reason
-------------------------------------------------------------------------------------          --------------------------
162410      6/28/99    57635        NORWOOD TOOL COMPANY                    22,872.00          CIA - Raw Material
162411      6/28/99    58262        ONE WAY PRODUCTS,INC.                       28.31          COD - supplies
162412      6/28/99    60100        PENN UNITED TECHNOLOGY, INC.           150,000.00          CIA - Raw Material
162413      6/28/99    MS0655       TOMZ                                    30,000.00          CIA - Raw Material
162414      6/29/99    58262        ONE WAY PRODUCTS,INC.                      473.59          COD - supplies
162415      6/29/99    MS0547       SWISSTURN USA                              537.59          COD - Raw Material
162416      6/29/99    35363        HYTECH SPRING & MACHINE                  1,396.00          CIA - Raw Material
162417      6/29/99                 STAGGS VENDING                             201.07          COD
162418      6/29/99    23300        DESIGN STANDARDS CORP.                  10,543.91          Post-petition - Raw material
162419      6/29/99    36927        INRAD, INC.                             16,200.00          COD - Raw Material
162420      6/29/99    46800        LIMTECH, INC.                              835.00          CIA - Raw Material
162421      6/29/99    57801        OAK VALLEY DISTRICT HOSPITAL               145.46          Refund
162422      6/29/99    58262        ONE WAY PRODUCTS,INC.                      763.22          COD - supplies
162423      6/29/99    60448        PERFORMANCE COMMUNICATION                3,861.10          CIA - Raw Material
162424      6/29/99    61010        POLYGON COMPANY                          1,551.35          COD - Raw Material
162425      6/29/99    71937        STMC                                    50,000.00          Pre-pay - Raw Material
162426      6/29/99    72296        SPECIALTY COATING SYSTEMS                1,530.55          COD - Raw Material
162427      6/29/99    81210        TRYCO TOOL & MFG CO.                    22,680.00          CIA - Raw Material
162428      6/29/99    MS0729       TOOL TECHNOLOGY                          8,100.00          CIA - Raw Material
162429      6/30/99    38000        JK MACHINING                            44,880.00          Executory Contract
162430      6/30/99                                                                 -          Void
162431      6/30/99                                                                 -          Void
162432      6/30/99    25000        DENCO INDUSTRIAL PRODUCTS                   36.75          COD - Raw Material
162433      6/30/99    72296        SPECIALTY COATING SYSTEMS                1,530.55          COD - Raw Material
162434      6/30/99    57800        U.S. OFFICE PRODUCTS KZOO                1,516.78          Post-petition
162435      6/30/99    60100        PENN UNITED TECHNOLOGY, INC.            75,000.00          CIA - Raw Material
162436      6/30/99    60448        PERFORMANCE COMMUNICATION                  335.00          CIA - Raw Material
162437      6/30/99    61010        POLYGON COMPANY                          2,931.65          COD - Raw Material
162438      6/30/99    66425        RJS PRECISION EXTRUSIONS                20,579.70          COD - Raw Material
162439      6/30/99    77981        TAK ENTERPRISES, INC.                   32,400.00          CIA - Raw Material
                                                                        =============
                                                                         1,726,492.55
                                                                        =============